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                                                                    Exhibit 10.3



                      RAYONIER INVESTMENT AND SAVINGS PLAN
                             FOR SALARIED EMPLOYEES



                             AS AMENDED AND RESTATED


                             EFFECTIVE JULY 18, 1997

                         (EXCEPT AS OTHERWISE INDICATED)

                                TABLE OF CONTENTS

ARTICLE ONE  Introduction and Purpose............................................................................    1
ARTICLE TWO  Definitions.........................................................................................    1
   autonum     "Accounts\........................................................................................    1
   autonum     "Actual Contribution Percentage\..................................................................    1
   autonum     "Actual Deferral Percentage\......................................................................    2
   autonum     "Affiliate\.......................................................................................    2
   autonum     "After-Tax Savings\...............................................................................    2
   autonum     "Basic After-Tax Investment Account\..............................................................    2
   autonum     "Basic After-Tax Savings\.........................................................................    3
   autonum     "Basic Before-Tax Investment Account\.............................................................    3
   autonum     "Basic Before-Tax Savings\........................................................................    3
   autonum     "Basic Investment Account\........................................................................    3
   autonum     "Basic Savings\...................................................................................    3
   autonum     "Before-Tax Savings\..............................................................................    3
   autonum     "Beneficiary\.....................................................................................    4
   autonum     "Board of Directors\..............................................................................    4
   autonum     "Break in Service\................................................................................    4
   autonum     "Change in Control\...............................................................................    4
   autonum     "Code\............................................................................................    4
   autonum     "Company\.........................................................................................    5
   autonum     "Company Contribution Account\....................................................................    5
   autonum     "Compensation\....................................................................................    5
   autonum     "Deferred Member\.................................................................................    5
   autonum     "Disability\......................................................................................    5
   autonum     "Effective Date\..................................................................................    6
   autonum     "Employee\........................................................................................    6
   autonum     "Enrollment Date\.................................................................................    6
   autonum     "Funds\...........................................................................................    6
   autonum     "Hardship Committee\..............................................................................    7
   autonum     "Highly Compensated Employee\.....................................................................    7
   autonum     "Hours Worked\....................................................................................    9
   autonum     "ITT Plan\........................................................................................    9
   autonum     "Loan Valuation Date\.............................................................................    9
   autonum     "Matching Company Contribution\...................................................................    9
   autonum     "Member\..........................................................................................   10
   autonum     "Non-U.S. Citizen Employee\.......................................................................   10
   autonum     "Participating Corporation\.......................................................................   10
   autonum     "Participating Location\..........................................................................   10
   autonum     "Plan\............................................................................................   11
   autonum     "Plan Committee\..................................................................................   11
   autonum     "Plan Year\.......................................................................................   11
   autonum     "Prior Plan Transfer\.............................................................................   11
   autonum     "Rayonier Shares\.................................................................................   11
   autonum     "Retirement\......................................................................................   11
   autonum     "Retirement Contribution\.........................................................................   12
   autonum     "Retirement Account\..............................................................................   12
   autonum     "Salary\..........................................................................................   12
   autonum     "Savings Plan Administrator\......................................................................   12
   autonum     "Service\.........................................................................................   12
   autonum     "Supplemental After-Tax Investment Account\.......................................................   14
   autonum     "Supplemental After-Tax Savings\..................................................................   14
   autonum     "Supplemental Before-Tax Investment Account\......................................................   14
   autonum     "Supplemental Before-Tax Savings\.................................................................   14
   autonum     "Supplemental Investment Account\.................................................................   14

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
   autonum     "Supplemental Savings\............................................................................   14
   autonum     "Termination of Employment\.......................................................................   15
   autonum     "Trust Fund\......................................................................................   15
   autonum     "Trustee\.........................................................................................   15
   autonum     "Valuation Date\..................................................................................   15
   autonum     "Vested Company Contribution Account\.............................................................   15
   autonum     "Vested Share\....................................................................................   16
   autonum     "Withdrawal Valuation Date\.......................................................................   16
ARTICLE THREE  Membership........................................................................................   16
   3.1.   Membership.............................................................................................   16
   3.2.   Enrollment Form........................................................................................   16
ARTICLE FOUR  Member Savings.....................................................................................   17
   4.1.   Member Before-Tax Savings..............................................................................   17
   4.2.   Member After-Tax Savings...............................................................................   18
   4.3.   Suspension and Resumption of Member Savings............................................................   20
   4.4.   Vesting of Member's and Deferred Member's Contributions................................................   20
   4.5.   Rollovers and Transfers................................................................................   20
ARTICLE FIVE  Company Contributions..............................................................................   21
   5.1.   Company Contributions..................................................................................   21
   5.2.   Vesting................................................................................................   21
   5.3.   Forfeitures............................................................................................   22
   5.4.   Maximum Annual Additions...............................................................................   23
ARTICLE SIX  Investment of Contributions.........................................................................   24
   6.1.   Investment Funds.......................................................................................   24
   6.2.   Investment of Contributions............................................................................   24
   6.3.   Change in Investment Election..........................................................................   25
   6.4.   Redistribution of Member Savings.......................................................................   25
   6.5.   Investment Option at Age 55............................................................................   25
   6.6.   Voting of Rayonier Shares..............................................................................   26
   6.7.   Return of Contributions................................................................................   26
ARTICLE SEVEN  Credits to Members' Accounts, Valuation and  Allocation of Assets.................................   27
   7.1.   Crediting Savings and Contributions....................................................................   27
   7.2.   Credits to Members' Accounts...........................................................................   27
   7.3.   Valuation of Assets....................................................................................   27
   7.4.   Allocation of Assets...................................................................................   27
ARTICLE EIGHT  Withdrawals Prior to Termination of Employment....................................................   28
   8.1.   General Conditions for Withdrawals.....................................................................   28
   8.2.   Withdrawals from Supplemental After-Tax Investment Account and Basic After-Tax Investment Account......   28
   8.3.   Withdrawal of Vested Company Contribution Account......................................................   29
   8.4.   Withdrawal from Supplemental Before-Tax Investment Account and Basic Before-Tax Investment Account.....   29
   8.5.   Ordering of Withdrawals................................................................................   30
   8.6.   Repayment of Withdrawal From Plan......................................................................   31
   8.7.   Withdrawal Limitation after Loan Application...........................................................   31
   8.8.   Direct Rollover........................................................................................   31
   8.9    Withdrawals by Officers and Directors..................................................................   31
ARTICLE NINE  Loans..............................................................................................   32
   9.1.   General Conditions for Loans...........................................................................   32
   9.2.   Amounts Available for Loans............................................................................   32
   9.3.   Account Ordering for Loans.............................................................................   32
   9.4.   Interest Rate for Loans................................................................................   33
   9.5.   Term and Repayment of Loan.............................................................................   33
   9.6.   Frequency of Loan Requests.............................................................................   33
   9.7.   Loan Limitation after Withdrawal Application...........................................................   33
   9.8.   Prepayment of Loans....................................................................................   33

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
   9.9.   Outstanding Loan Balance at Termination of Employment..................................................   33
   9.10.     Loan Default during Employment......................................................................   34
   9.11.     Incorporation by Reference..........................................................................   34
   9.12   Loans to Officers and Directors........................................................................   34
ARTICLE TEN  Distributions.......................................................................................   34
   10.1.     General.............................................................................................   34
   10.2.     Valuation Date and Conditions of Distribution.......................................................   36
   10.3.     Methods of Distribution.............................................................................   36
   10.4.     Death of Spouse Who is a Beneficiary................................................................   39
   10.5.     Proof of Death and Right of Beneficiary or Other Person.............................................   39
   10.6.     Completion of Appropriate Forms.....................................................................   39
   10.7.     Restoration of Prior Forfeiture.....................................................................   39
   10.8.     Direct Rollover of Certain Distributions............................................................   40
ARTICLE ELEVEN  Management of Funds..............................................................................   41
   11.1.     Rayonier Pension Fund Trust and Investment Committee................................................   41
   11.2.     Trust Fund..........................................................................................   41
   11.3.     Reports to Members and Deferred Members.............................................................   42
   11.4.     Fiscal Year.........................................................................................   42
ARTICLE TWELVE  Administration of Plan...........................................................................   42
   12.1.     Appointment of Plan Committee.......................................................................   42
   12.2.     Powers of Plan Committee............................................................................   42
   12.3.     Plan Committee Action...............................................................................   43
   12.4.     Compensation........................................................................................   43
   12.5.     Committee Liability.................................................................................   43
   12.6.     Claims Procedure....................................................................................   44
   12.7.     Indemnity for Liability.............................................................................   45
ARTICLE THIRTEEN  Hardship Committee.............................................................................   45
   13.1.     Appointment of Hardship Committee...................................................................   45
   13.2.     Powers of Hardship Committee........................................................................   46
   13.3.     Hardship Committee Action...........................................................................   46
   13.4.     Compensation........................................................................................   46
ARTICLE FOURTEEN  Amendment and Termination......................................................................   47
   14.1.     Amendment...........................................................................................   47
   14.2.     Termination of Plan.................................................................................   47
   14.3.     Merger or Consolidation of Plan.....................................................................   47
ARTICLE FIFTEEN  Tender Offer....................................................................................   48
   15.1.     Applicability.......................................................................................   48
   15.2.     Instructions to Trustee.............................................................................   48
   15.3.     Trustee Action on Member Instructions...............................................................   48
   15.4.     Action With Respect to Members Not Instructing the Trustee or Not Issuing Valid Instructions........   49
   15.5.     Investment of Plan Assets after Tender Offer........................................................   49
ARTICLE SIXTEEN  General and Administrative Provisions...........................................................   49
   16.1.     Payment of Expenses.................................................................................   49
   16.2.     Source of Payment...................................................................................   49
   16.3.     Inalienability of Benefits..........................................................................   50
   16.4.     No Right to Employment..............................................................................   50
   16.5.     Uniform Action......................................................................................   50
   16.6.     Headings............................................................................................   50
   16.7.     Use of Pronouns.....................................................................................   50
   16.8.     Construction........................................................................................   50
ARTICLE SEVENTEEN  Top-Heavy Provisions..........................................................................   51
   17.1.     Determination of Top-Heavy Status...................................................................   51
   17.2.     Minimum Requirements................................................................................   52

           RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES

                 AS AMENDED AND RESTATED EFFECTIVE JULY 18, 1997


                                   ARTICLE ONE
                            Introduction and Purpose

         Rayonier Inc. ("Rayonier") established the Rayonier Investment and Savings Plan for Salaried Employees (the "Plan") as of March 1, 1994. The Plan is hereby amended and restated effective as of July 18, 1997 (except as otherwise indicated). The Plan contains assets received from the ITT Investment and Savings Plan for Salaried Employees. The purpose of the Plan is to increase the level of ownership of Rayonier Shares by salaried employees of Rayonier, to provide a convenient way for such salaried employees to increase their financial security for emergencies and financial hardships and to supplement retirement income by saving on a regular and long-term basis, thereby offering these employees an additional incentive to continue their careers with Rayonier. The Plan is intended to meet the requirements of sections 401(a), 401(k), 401(m) and 501(a) of the Internal Revenue Code of 1986, as amended.


                                   ARTICLE TWO
                                   Definitions


         1. "ACCOUNTS" SHALL MEAN, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, THE BASIC INVESTMENT ACCOUNT, SUPPLEMENTAL INVESTMENT ACCOUNT, COMPANY CONTRIBUTION ACCOUNT AND RETIREMENT ACCOUNT.


         2. "ACTUAL CONTRIBUTION PERCENTAGE" SHALL MEAN, WITH RESPECT TO A SPECIFIED GROUP OF EMPLOYEES REFERRED TO IN SECTIONS 4.2(b) AND 4.2(c), THE AVERAGE OF THE RATIOS, CALCULATED SEPARATELY FOR EACH EMPLOYEE IN THAT GROUP, OF
(a) THE AFTER-TAX SAVINGS AND MATCHING COMPANY CONTRIBUTION MADE BY THE EMPLOYEE FOR A PLAN YEAR AND, AT THE OPTION OF THE COMPANY, THE RETIREMENT CONTRIBUTION MADE FOR THE EMPLOYEE FOR THE PLAN YEAR UNDER SECTION 5.1(a) TO (b) THE EMPLOYEE'S SALARY FOR THAT PLAN YEAR. SUCH ACTUAL CONTRIBUTION PERCENTAGE SHALL BE COMPUTED TO THE NEAREST ONE-HUNDREDTH OF ONE PERCENT OF THE EMPLOYEE'S SALARY. FOR PURPOSES OF THIS SECTION 2.2, SALARY SHALL

EXCLUDE COMPENSATION PAID TO THE EMPLOYEE WHILE THE EMPLOYEE IS NOT A PLAN
MEMBER.


         3. "ACTUAL DEFERRAL PERCENTAGE" SHALL MEAN, WITH RESPECT TO A SPECIFIED GROUP OF EMPLOYEES REFERRED TO IN SECTIONS 4.1(c) AND 4.2(c), THE AVERAGE OF THE RATIOS, CALCULATED SEPARATELY FOR EACH EMPLOYEE IN THAT GROUP, OF (a) THE AMOUNT OF BEFORE-TAX SAVINGS MADE ON THE EMPLOYEE'S BEHALF FOR A PLAN YEAR AND, AT THE OPTION OF THE COMPANY, THE RETIREMENT CONTRIBUTION MADE FOR THE EMPLOYEE FOR THE PLAN YEAR UNDER SECTION 5.1(a) TO (b) THE EMPLOYEE'S SALARY FOR THAT PLAN YEAR. SUCH ACTUAL DEFERRAL PERCENTAGE SHALL BE COMPUTED TO THE NEAREST ONE-HUNDREDTH OF ONE PERCENT OF THE EMPLOYEE'S SALARY. FOR PURPOSES OF THIS SECTION 2.3, SALARY SHALL EXCLUDE COMPENSATION PAID TO THE EMPLOYEE WHILE THE EMPLOYEE IS NOT A PLAN MEMBER.


         4.       "AFFILIATE" SHALL MEAN--

                  (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code section 414(b)) as the Employer,

                  (b) any trade or business (whether or not incorporated) which is under common control with the Employer within the meaning of Code section 414(c),

                  (c) any organization which, together with the Employer, is a member of an affiliated service group within the meaning of Code section 414(m),

                  (d) any other entity required to be aggregated with the Employer pursuant to regulations under Code section 414(o).


         5. "AFTER-TAX SAVINGS" SHALL MEAN THE CONTRIBUTIONS MADE BY A MEMBER PURSUANT TO SECTION 4.2.


         6. "BASIC AFTER-TAX INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO BASIC AFTER-TAX SAVINGS AND ANY INVESTMENT EARNINGS AND GAINS OR LOSSES THEREON.

         7. "BASIC AFTER-TAX SAVINGS" SHALL MEAN THE CONTRIBUTIONS MADE BY A MEMBER WHICH ARE CREDITED TO THE BASIC AFTER-TAX INVESTMENT ACCOUNT IN ACCORDANCE WITH SECTION 4.2(a)(i).


         8. "BASIC BEFORE-TAX INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO BASIC BEFORE-TAX SAVINGS AND ANY INVESTMENT EARNINGS AND GAINS OR LOSSES THEREON.


         9. "BASIC BEFORE-TAX SAVINGS" SHALL MEAN THE CONTRIBUTIONS MADE ON A MEMBER'S BEHALF WHICH ARE CREDITED TO THE BASIC BEFORE-TAX INVESTMENT ACCOUNT IN ACCORDANCE WITH SECTION 4.1(a)(i).


         10. "BASIC INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, INCLUDES THE BASIC BEFORE-TAX INVESTMENT ACCOUNT AND THE BASIC AFTER-TAX INVESTMENT ACCOUNT.


         11. "BASIC SAVINGS" SHALL MEAN THE BASIC AFTER-TAX SAVINGS CONTRIBUTED BY A MEMBER AND THE BASIC BEFORE-TAX SAVINGS CONTRIBUTED ON A MEMBER'S BEHALF.


         12. "BEFORE-TAX SAVINGS" SHALL MEAN THOSE CONTRIBUTIONS MADE ON A MEMBER'S BEHALF PURSUANT TO SECTION 4.1.


         13. "BENEFICIARY" SHALL MEAN SUCH PERSON OR PERSONS, OR ENTITY OR ENTITIES, AS DESIGNATED FROM TIME TO TIME BY THE MEMBER OR DEFERRED MEMBER, ON A FORM MADE AVAILABLE BY THE PLAN COMMITTEE FOR SUCH PURPOSE, TO RECEIVE, IN THE EVENT OF THE MEMBER'S OR DEFERRED MEMBER'S DEATH, THE VALUE OF THE MEMBER'S OR DEFERRED MEMBER'S ACCOUNTS AT THE TIME OF DEATH. IN THE CASE OF A MEMBER OR DEFERRED MEMBER WHO IS MARRIED, THE BENEFICIARY SHALL BE THE MEMBER'S OR DEFERRED MEMBER'S SPOUSE UNLESS SUCH SPOUSE CONSENTS IN WRITING ON A FORM WITNESSED BY A NOTARY PUBLIC TO THE DESIGNATION OF ANOTHER PERSON, TRUST, OR OTHER ENTITY AS BENEFICIARY. FOR PURPOSES OF THIS

SECTION 2.13, A DEFERRED MEMBER SHALL NOT INCLUDE A DEFERRED MEMBER WHO IS AN ALTERNATE PAYEE DESIGNATED AS SUCH PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER.


         14. "BOARD OF DIRECTORS" SHALL MEAN THE BOARD OF DIRECTORS OF RAYONIER OR OF ANY SUCCESSOR BY MERGER, PURCHASE OR OTHERWISE.


         15. "BREAK IN SERVICE" SHALL MEAN A FIVE CONSECUTIVE YEAR PERIOD IN WHICH AN EMPLOYEE DOES NOT HAVE ANY HOURS WORKED, WHICH SHALL BE TREATED AS COMMENCING ON THE DATE OF SEVERANCE FROM SERVICE.


         16. "CHANGE IN CONTROL" SHALL HAVE THE MEANING SPECIFIED IN THE RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC. AS AMENDED EFFECTIVE JULY 18, 1997, AND AS THE SAME MAY BE THEREAFTER AMENDED FROM TIME TO TIME PRIOR TO THE OCCURRENCE OF A CHANGE IN CONTROL.


         17. "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO TIME. REFERENCES TO ANY SECTION OF THE CODE SHALL INCLUDE ANY SUCCESSOR PROVISION THERETO.


         18. "COMPANY" SHALL MEAN RAYONIER OR ANY SUCCESSOR BY MERGER, PURCHASE OR OTHERWISE WITH RESPECT TO ITS EMPLOYEES, ANY PARTICIPATING LOCATION WITH RESPECT TO ITS EMPLOYEES, AND ANY PARTICIPATING CORPORATION WITH RESPECT TO ITS EMPLOYEES.

         19. "COMPANY CONTRIBUTION ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO ANY CONTRIBUTIONS MADE ON THE MEMBER'S OR DEFERRED MEMBER'S BEHALF BY THE COMPANY PURSUANT TO SECTION 5.1 WITH RESPECT TO BASIC SAVINGS AND ANY INVESTMENT EARNINGS AND GAINS OR LOSSES THEREON, AND/OR ANY CONTRIBUTIONS AND INVESTMENT EARNINGS THEREON MADE ON THE MEMBER'S OR DEFERRED MEMBER'S BEHALF AND TRANSFERRED TO THE TRUST FUND PURSUANT TO A PRIOR PLAN TRANSFER.


         20. "COMPENSATION" SHALL MEAN, FOR PURPOSES OF SECTIONS 2.28 AND 5.4, TOTAL WAGES AND OTHER COMPENSATION PAID TO OR FOR THE MEMBER AS REPORTED ON THE MEMBER'S FORM W-2, WAGE AND TAX STATEMENT, PLUS ELECTIVE CONTRIBUTIONS UNDER SECTIONS 401(K) AND 125 OF THE CODE. IN NO EVENT SHALL COMPENSATION EXCEED THE INDEXED DOLLAR LIMIT PRESCRIBED UNDER SECTION 401(a)(17) OF THE CODE.


         21. "DEFERRED MEMBER" SHALL MEAN A MEMBER WHO HAS TERMINATED EMPLOYMENT WITH THE COMPANY AND WHOSE VESTED SHARE WILL BE DEFERRED IN ACCORDANCE WITH
SECTION 10.1(a). "DEFERRED MEMBER" SHALL ALSO INCLUDE AN ALTERNATE PAYEE DESIGNATED AS SUCH PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER.


         22. "DISABILITY" SHALL MEAN, WITH RESPECT TO A MEMBER, THE TOTAL DISABILITY OF SUCH MEMBER THAT RESULTS IN THE MEMBER QUALIFYING FOR BENEFITS UNDER THE RAYONIER LONG TERM DISABILITY PLAN FOR SALARIED EMPLOYEES.


         23. "EFFECTIVE DATE" SHALL MEAN MARCH 1, 1994, WITH RESPECT TO THE ORIGINAL EFFECTIVE DATE OF THE PLAN, AND JULY 18, 1997 (EXCEPT AS OTHERWISE INDICATED) WITH RESPECT TO THIS AMENDMENT AND RESTATEMENT, BOTH SUCH DATES WITH RESPECT TO THOSE PARTICIPATING CORPORATIONS AND PARTICIPATING LOCATIONS THAT WERE PARTICIPATING IN THE PLAN ON SUCH DATE AND WITH RESPECT TO ANY OTHER PARTICIPATING CORPORATION OR PARTICIPATING LOCATION SHALL MEAN THE DATE AS OF WHICH SUCH PARTICIPATING CORPORATION OR PARTICIPATING LOCATION BEGINS ITS

PARTICIPATION IN THE PLAN AS AUTHORIZED BY THE BOARD OF DIRECTORS OF RAYONIER.


         24. "EMPLOYEE" SHALL MEAN ANY PERSON REGULARLY EMPLOYED BY THE COMPANY WHO THE COMPANY CONSIDERS TO BE A SALARIED EMPLOYEE FOR PURPOSES OF THE COMPANY'S OTHER EMPLOYEE BENEFIT PLANS, WHO IS PAID FROM A PAYROLL MAINTAINED IN THE CONTINENTAL UNITED STATES AND WHO RECEIVES REGULAR AND STATED COMPENSATION OTHER THAN A PENSION OR RETAINER, REGARDLESS OF HOW ANY PERSON MAY BE CLASSIFIED BY THE INTERNAL REVENUE SERVICE, ANY STATE OR OTHER GOVERNMENTAL AUTHORITY, OR JUDICIAL DECISION. HOWEVER, EXCEPT AS THE BOARD OF DIRECTORS OR THE PLAN COMMITTEE, PURSUANT TO AUTHORITY DELEGATED TO IT BY THE BOARD OF DIRECTORS, MAY OTHERWISE PROVIDE ON A BASIS UNIFORMLY APPLICABLE TO ALL PERSONS SIMILARLY SITUATED, AND, EXCEPT AS SPECIFIED BELOW, NO PERSON SHALL BE AN "EMPLOYEE" FOR PURPOSES OF THE PLAN WHOSE TERMS AND CONDITIONS OF EMPLOYMENT ARE DETERMINED BY A COLLECTIVE BARGAINING AGREEMENT WITH THE COMPANY WHICH DOES NOT MAKE THIS PLAN APPLICABLE TO SUCH PERSON, OR WHO IS A LEASED EMPLOYEE AS DEFINED IN CODE
SECTION 414(n).


         25. "ENROLLMENT DATE" SHALL MEAN THE FIRST DAY OF ANY MONTH.


         26. "FUNDS" SHALL MEAN THE INVESTMENT FUNDS SPECIFIED IN EXHIBIT A TO THIS PLAN AND MADE A PART HEREOF, AS THE SAME MAY FROM TIME TO TIME BE CHANGED BY ACTION OF THE RAYONIER PENSION FUND TRUST AND INVESTMENT COMMITTEE.


         27. "HARDSHIP COMMITTEE" SHALL MEAN THE INVESTMENT AND SAVINGS PLAN HARDSHIP COMMITTEE OR COMMITTEES ESTABLISHED HEREUNDER FOR THE PURPOSES PROVIDED IN ARTICLE THIRTEEN.


         28. "HIGHLY COMPENSATED EMPLOYEE" SHALL MEAN, FOR PLAN YEARS BEGINNING BEFORE JANUARY 1, 1997, AN EMPLOYEE WHO PERFORMS SERVICE FOR THE COMPANY OR AN AFFILIATE DURING THE DETERMINATION YEAR AND WHO, DURING THE LOOK-BACK YEAR:

                  (a) received compensation from the Company or an Affiliate in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code);

                  (b) received compensation from the Company or an Affiliate in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or

                  (c) was an officer (within the meaning of Code section 416(i)) of the Company or an Affiliate and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code.

         The term Highly Compensated Employee also includes:

                  (d) An Employee who is both described above if the term "determination year" is substituted for the term "look-back-year" and is one of the 100 Employees who received the most compensation from the Company or an Affiliate during the determination year; and

                  (e) An Employee who is a 5 percent owner (as defined in Code section 416(i)(1)(A)(iii)) at any time during the look-back year or determination year.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         If an Employee is, during a determination year or look-back year, a family member of either (i) a 5 percent owner who is an active or former Employee or (ii) a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of compensation paid by the Company and Affiliates during such year, then the family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions equal to the sum of such compensation and contributions of the family member and 5 percent owner or top-ten Highly Compensated Employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         The top-paid group consists of the top 20 percent of Employees ranked on the basis of compensation received during the year. For purposes of determining the number of Employees in the top-paid group, Employees described in Code section 414(q)(8) and Q & A 9(b) of Treasury regulations section 1.414(q)-t are excluded.

         The number of officers is limited to 50 (or, if lesser, the greater of 3 Employees or 10 percent of Employees) excluding those Employees who may be excluded in determining the top-paid group. When no officer has compensation in excess of 50 percent of the Code section 415(b)(1)(A) limit, the highest paid officer is treated as highly compensated.

         For purposes of this section, compensation is compensation within the meaning of Code section 415(c)(3) including elective contributions to a cafeteria plan under Code section 125 or a cash or deferred arrangement under Code section 401(k).

         For purposes of determining the Actual Contribution Percentage and the Actual Deferral Percentage, "Highly Compensated Employee" shall mean an individual determined by the Company during a given Plan Year to be likely to meet the foregoing criteria for a given Plan Year.

         Notwithstanding the foregoing, the Plan Committee may elect to determine the definition of "Highly Compensated Employee" under the simplified identification method provided in Revenue Procedure 93-42, including the use of a snapshot date as provided therein.

         For Plan Years beginning after December 31, 1996, "Highly Compensated Employee" means an Employee described in Code section 414(q) and the regulations thereunder, and generally means an Employee who performed services for the Company or an Affiliate during the determination year and is in one or more of the following groups:

                  (a) Employees who at any time during the determination year or look-back year were 5 percent owners of the Company.

                  (b) Employees who received compensation during the look-back year from the Company or an Affiliate in excess of $80,000 (as adjusted pursuant to section 415(d) of the Code) and were in the Top Paid Group of Employees during the look-back year.

         The determination year shall be the Plan Year for which testing is being performed, and the look-back year shall be the immediately preceding twelve-month period.

         The top-paid group consists of the top 20 percent of Employees ranked on the basis of compensation received during the year. For purposes of determining the number of Employees in the top-paid group, Employees described in Code section 414(q)(8) and Q & A 9(b) of Treasury regulations section 1.414(q)-t are excluded.

         In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code section 911(d)(2)) from the Company or an Affiliate constituting United States source income within the meaning of Code section 861(a)(3) shall not be treated as Employees. Additionally, Leased Employees within the meaning of Code section 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code section 414(n)(5) and are not covered in any qualified plan maintained by the Company or an Affiliate. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Company's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the determination year.

         29. "HOURS WORKED" SHALL MEAN HOURS FOR WHICH AN EMPLOYEE IS COMPENSATED WHETHER OR NOT THE EMPLOYEE HAS WORKED, SUCH AS PAID HOLIDAYS, PAID VACATION, PAID SICK LEAVE AND PAID TIME OFF, AND BACK PAY FOR THE PERIOD FOR WHICH IT WAS AWARDED, AND EACH SUCH HOUR SHALL BE COMPUTED AS ONLY ONE HOUR, EVEN THOUGH THE EMPLOYEE IS COMPENSATED AT MORE THAN THE STRAIGHT TIME RATE. WITH RESPECT TO ANY PERIOD FOR WHICH AN EMPLOYEE IS COMPENSATED BUT HAS NOT WORKED, HOURS COUNTED SHALL BE INCLUDED ON THE BASIS OF THE EMPLOYEE'S NORMAL WORK-DAY OR WORK-WEEK. THIS DEFINITION OF HOURS WORKED SHALL BE APPLIED IN COMPLIANCE WITH 29 CODE OF FEDERAL REGULATIONS SECTION 2530.200B-2(b) AND (c), AS PROMULGATED BY THE UNITED STATES DEPARTMENT OF LABOR, IN A CONSISTENT AND NONDISCRIMINATORY MANNER.


         30. "ITT PLAN" SHALL MEAN THE ITT INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES AS IN EFFECT ON FEBRUARY 28, 1994.


         31. "LOAN VALUATION DATE" SHALL MEAN THE LAST DAY OF THE CALENDAR MONTH IN WHICH A MEMBER'S PROPERLY COMPLETED APPLICATION FOR A LOAN UNDER THE PLAN AS TRANSMITTED BY THE COMPANY IS RECEIVED BY THE SAVINGS PLAN ADMINISTRATOR.

         32. "MATCHING COMPANY CONTRIBUTION" MEANS THE CONTRIBUTION ALLOCATED TO A MEMBER'S COMPANY CONTRIBUTION ACCOUNT PURSUANT TO SECTION 5.1(b).


         33. "MEMBER" SHALL MEAN ANY PERSON WHO HAS BECOME A MEMBER AS PROVIDED IN ARTICLE THREE OR ON WHOSE BEHALF A PRIOR PLAN TRANSFER HAS BEEN MADE.


         34. "NON-U.S. CITIZEN EMPLOYEE" SHALL MEAN ANY PERSON WHO IS CONSIDERED A SALARIED EMPLOYEE FOR PURPOSES OF THE COMPANY'S EMPLOYEE BENEFIT PLANS, WHO IS

                  (a) not a citizen of the United States,

                  (b) paid from a payroll maintained in the continental United States, and

                  (c) employed by the Company in a regular position (as distinguished from a temporary assignment) in the continental United States.


         35. "PARTICIPATING CORPORATION" SHALL MEAN ANY SUBSIDIARY OR AFFILIATED COMPANY OF RAYONIER OR DESIGNATED DIVISION(S) OR UNIT(S) ONLY OF SUCH SUBSIDIARY OR AFFILIATE WHICH, BY APPROPRIATE ACTION OF THE BOARD OF DIRECTORS OR BY A DESIGNATED OFFICER OF RAYONIER PURSUANT TO AUTHORIZATION DELEGATED TO SUCH OFFICER BY THE BOARD OF DIRECTORS HAS BEEN DESIGNATED AS A PARTICIPATING CORPORATION IN THE PLAN AS TO ALL OF ITS EMPLOYEES OR AS TO THE EMPLOYEES OF ONE OR MORE OF ITS OPERATING OR OTHER UNITS AND THE BOARD OF DIRECTORS OF WHICH SHALL HAVE TAKEN APPROPRIATE ACTION TO ADOPT THIS PLAN.


         36. "PARTICIPATING LOCATION" SHALL MEAN ANY LOCATION OF RAYONIER OR DESIGNATED UNIT(S) ONLY OF SUCH LOCATION WHICH BY APPROPRIATE ACTION OF THE BOARD OF DIRECTORS OR BY A DESIGNATED OFFICER OF RAYONIER PURSUANT TO AUTHORIZATION DELEGATED TO SUCH OFFICER BY THE BOARD OF DIRECTORS HAS BEEN DESIGNATED AS A PARTICIPATING LOCATION IN THIS PLAN.


         37. "PLAN" SHALL MEAN THE RAYONIER INVESTMENT AND SAVINGS PLAN FOR SALARIED EMPLOYEES AS SET FORTH HEREIN OR AS AMENDED FROM TIME TO TIME.


         38. "PLAN COMMITTEE" SHALL MEAN THE INVESTMENT AND SAVINGS PLAN COMMITTEE ESTABLISHED HEREUNDER FOR THE PURPOSES OF ADMINISTERING THE PLAN AS PROVIDED IN ARTICLE TWELVE.


         39. "PLAN YEAR" SHALL MEAN THE CALENDAR YEAR.


         40. "PRIOR PLAN TRANSFER" SHALL MEAN THAT PORTION OF THE ACCOUNT OF ANY MEMBER OR DEFERRED MEMBER THAT IS ATTRIBUTABLE TO AMOUNTS TRANSFERRED ON THE MEMBER'S OR DEFERRED MEMBER'S BEHALF FROM THE ITT PLAN.

         41. "RAYONIER SHARES" SHALL MEAN COMMON SHARES OF RAYONIER INC.


         42. "RETIREMENT" SHALL MEAN EARLY OR NORMAL RETIREMENT UNDER THE RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER. NORMAL RETIREMENT MAY BE ELECTED UNDER THE ABOVE-STATED RETIREMENT PLAN ON OR AFTER THE FIRST DAY OF THE CALENDAR MONTH COINCIDENT WITH OR NEXT FOLLOWING THE 65TH ANNIVERSARY OF AN EMPLOYEE'S BIRTH. EARLY RETIREMENT MAY BE ELECTED AT ANY TIME AFTER THE 50TH ANNIVERSARY OF AN EMPLOYEE'S BIRTH, PROVIDED SERVICE REQUIREMENTS SPECIFIED IN THE STATED RETIREMENT PLANS ARE MET. "RETIREMENT" FOR MEMBERS NOT COVERED BY THE ABOVE STATED RETIREMENT PLAN SHALL MEAN SEPARATION FROM SERVICE ON OR AFTER ATTAINING AGE 65.


         43. "RETIREMENT CONTRIBUTION" MEANS THE COMPANY CONTRIBUTION ALLOCATED TO A MEMBER'S RETIREMENT ACCOUNT PURSUANT TO SECTION 5.1(a).


         44. "RETIREMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO RETIREMENT CONTRIBUTIONS.


         45. "SALARY" SHALL MEAN AN EMPLOYEE'S COMPENSATION FROM THE COMPANY AT THE EMPLOYEE'S BASE RATE, DETERMINED PRIOR TO ANY ELECTION BY THE MEMBER PURSUANT TO SECTION 4.1(a) HEREOF AND PRIOR TO ANY ELECTION BY THE MEMBER PURSUANT TO SECTION 125 OF THE CODE, EXCLUDING ANY OVERTIME, BONUS, FOREIGN SERVICE ALLOWANCE OR ANY OTHER FORM OF COMPENSATION, EXCEPT TO THE EXTENT OTHERWISE DEEMED "SALARY" FOR PURPOSES OF THE PLAN UNDER SUCH NONDISCRIMINATORY RULES AS ARE ADOPTED BY THE PLAN COMMITTEE WITH RESPECT TO ALL MEMBERS OR ANY PARTICULAR PARTICIPATING COMPANY OR PARTICIPATING LOCATION, AND LIMITED TO A DOLLAR AMOUNT WHICH IS INDEXED ANNUALLY AND DETERMINED IN ACCORDANCE WITH
SECTION 401(a)(17) OF THE CODE.

         46. "SAVINGS PLAN ADMINISTRATOR" SHALL MEAN THE SAVINGS PLAN ADMINISTRATOR DESIGNATED BY THE COMPANY.


         47. "SERVICE" SHALL MEAN THE PERIOD OF ELAPSED TIME BEGINNING ON THE EARLIER OF (i) THE DATE AN EMPLOYEE COMMENCES EMPLOYMENT WITH THE COMPANY AND
(ii) THE DATE AN EMPLOYEE COMMENCES ANY SERVICE CREDITED UNDER THE ITT PLAN, AND ENDING ON THE MOST RECENT SEVERANCE DATE, WHICH SHALL BE THE EARLIER OF (i) THE DATE THE EMPLOYEE QUITS, IS DISCHARGED, RETIRES OR DIES OR (ii) THE FIRST ANNIVERSARY OF THE DATE ON WHICH THE EMPLOYEE IS FIRST ABSENT FROM SERVICE, WITH OR WITHOUT PAY, FOR ANY REASON SUCH AS VACATION, SICKNESS, DISABILITY, LAYOFF OR LEAVE OF ABSENCE. IF SERVICE IS INTERRUPTED FOR MATERNITY OR PATERNITY REASONS, MEANING AN INTERRUPTION OF SERVICE BY REASON OF (a) THE PREGNANCY OF THE EMPLOYEE, (b) THE BIRTH OF A CHILD OF THE EMPLOYEE OR (c) THE PLACEMENT OF A CHILD WITH THE EMPLOYEE BY REASON OF ADOPTION, OR FOR PURPOSES OF CARING FOR A NEWBORN CHILD OF THE EMPLOYEE IMMEDIATELY FOLLOWING THE BIRTH OR ADOPTION OF THE NEWBORN, THEN THE DATE OF SEVERANCE FROM SERVICE SHALL BE THE EARLIER OF (i) THE DATE THE EMPLOYEE QUITS, IS DISCHARGED, RETIRES OR DIES, OR (ii) THE SECOND ANNIVERSARY OF THE DATE ON WHICH THE EMPLOYEE IS FIRST ABSENT FROM SERVICE. IF AN EMPLOYEE TERMINATES AND IS LATER REEMPLOYED WITHIN 12 MONTHS OF (i) THE EMPLOYEE'S DATE OF TERMINATION OR (ii) THE FIRST DAY OF AN ABSENCE FROM SERVICE IMMEDIATELY PRECEDING THE EMPLOYEE'S DATE OF TERMINATION, IF EARLIER, THE PERIOD BETWEEN THE EMPLOYEE'S SEVERANCE DATE AND THE EMPLOYEE'S DATE OF REEMPLOYMENT SHALL BE INCLUDED IN THE EMPLOYEE'S SERVICE. WITH RESPECT TO SERVICE FOR PURPOSES OF THE VESTING SCHEDULE IN SECTION 5.2, IF AN EMPLOYEE TERMINATES AND IS LATER REEMPLOYED AFTER 12 OR MORE MONTHS HAVE ELAPSED SINCE THE EMPLOYEE'S SEVERANCE DATE, THE PERIOD OF SERVICE PRIOR TO THE EMPLOYEE'S SEVERANCE DATE SHALL BE INCLUDED IN SERVICE.

         For purposes of eligibility for membership in the Plan provided in Article Three, an Employee whose employment with the Company is on a less than full-time basis shall be eligible if the Employee is regularly scheduled to complete or has completed at least 1,000 Hours Worked in a twelve consecutive month period of employment measured from the date on which such Employee's Service commences or from any subsequent anniversary thereof.
         After such an Employee has become a Member of the Plan as provided in Article Three, Service for purposes of meeting the requirements for vesting shall be determined in accordance with the first paragraph of this section 2.47.

         Under the circumstances hereinafter stated and upon such conditions as the Plan Committee shall determine on a basis uniformly applicable to all employees similarly situated, the period of Service of an employee shall be deemed not to be interrupted by an absence of the type hereinafter stated and the period of such absence shall be included in determining the length of an employee's Service:

                  (a) if a leave of absence has been authorized by the Company or any subsidiary or affiliate of the Company, for the period of such authorized leave of absence only; or

                  (b) if an Employee enters service in the armed forces of the United States and if the Employee's right to re-employment is protected by the Selective Service Act or any similar law then in effect and if the employee returns to regular employment within the period during which the right to re-employment is protected by any such law.


         48. "SUPPLEMENTAL AFTER-TAX INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO SUPPLEMENTAL AFTER-TAX SAVINGS AND ANY INVESTMENT EARNINGS AND GAINS OR LOSSES THEREON.


         49. "SUPPLEMENTAL AFTER-TAX SAVINGS" SHALL MEAN THE CONTRIBUTIONS MADE BY A MEMBER WHICH ARE CREDITED TO THE SUPPLEMENTAL AFTER-TAX INVESTMENT ACCOUNT IN ACCORDANCE WITH SECTION 4.2(a)(ii) AND/OR WHICH ARE CREDITED ON THE MEMBER'S BEHALF PURSUANT TO A PRIOR PLAN TRANSFER AND/OR A ROLLOVER CONTRIBUTION TO THE PLAN PURSUANT TO SECTION 4.5.


         50. "SUPPLEMENTAL BEFORE-TAX INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, IS ATTRIBUTABLE TO SUPPLEMENTAL BEFORE-TAX SAVINGS AND ANY INVESTMENT EARNINGS AND GAINS OR LOSSES THEREON.


         51. "SUPPLEMENTAL BEFORE-TAX SAVINGS" SHALL MEAN THE CONTRIBUTIONS MADE ON A MEMBER'S BEHALF WHICH ARE CREDITED TO THE SUPPLEMENTAL BEFORE-TAX INVESTMENT ACCOUNT IN ACCORDANCE WITH SECTION 4.1(a)(ii) AND/OR WHICH ARE CREDITED ON THE MEMBER'S BEHALF PURSUANT TO A PRIOR PLAN TRANSFER.

         52. "SUPPLEMENTAL INVESTMENT ACCOUNT" SHALL MEAN THAT PORTION OF THE TRUST FUND WHICH, WITH RESPECT TO ANY MEMBER OR DEFERRED MEMBER, INCLUDES THE SUPPLEMENTAL BEFORE-TAX INVESTMENT ACCOUNT AND THE SUPPLEMENTAL AFTER-TAX INVESTMENT ACCOUNT.


         53. "SUPPLEMENTAL SAVINGS" SHALL MEAN THE SUPPLEMENTAL AFTER-TAX SAVINGS CONTRIBUTED BY A MEMBER, SUPPLEMENTAL BEFORE-TAX SAVINGS CONTRIBUTED ON A MEMBER'S BEHALF, AND THE SUPPLEMENTAL AFTER-TAX SAVINGS AND SUPPLEMENTAL BEFORE-TAX SAVINGS CREDITED ON A MEMBER'S BEHALF PURSUANT TO A PRIOR PLAN TRANSFER.


         54. "TERMINATION OF EMPLOYMENT" SHALL MEAN SEPARATION FROM THE EMPLOYMENT OF THE COMPANY FOR ANY REASON, INCLUDING, BUT NOT LIMITED TO, RETIREMENT, DEATH, DISABILITY, RESIGNATION OR DISMISSAL BY THE COMPANY; PROVIDED, HOWEVER, THAT TRANSFER IN EMPLOYMENT BETWEEN THE COMPANY AND ANY OTHER SUBSIDIARY OR AFFILIATE OF RAYONIER SHALL NOT BE DEEMED TO BE "TERMINATION OF EMPLOYMENT." WITH RESPECT TO ANY LEAVE OF ABSENCE AND ANY PERIOD OF SERVICE IN THE ARMED FORCES OF THE UNITED STATES, SECTION 2.47 SHALL GOVERN.


         55. "TRUST FUND" SHALL MEAN THE AGGREGATE FUNDS HELD BY THE TRUSTEE UNDER THE TRUST AGREEMENT OR AGREEMENTS ESTABLISHED FOR THE PURPOSES OF THIS PLAN, CONSISTING OF THE FUNDS DESCRIBED IN ARTICLE SIX.


         56. "TRUSTEE" SHALL MEAN THE TRUSTEE OR TRUSTEES AT ANY TIME ACTING AS SUCH UNDER THE TRUST AGREEMENT OR AGREEMENTS ESTABLISHED FOR THE PURPOSES OF THIS PLAN.


         57. "VALUATION DATE" SHALL MEAN THE DATE OR DATES, AS APPLICABLE, ON WHICH THE TRUST FUND IS VALUED IN ACCORDANCE WITH ARTICLE SEVEN.


         58. "VESTED COMPANY CONTRIBUTION ACCOUNT" SHALL MEAN, WITH RESPECT TO A MEMBER OR DEFERRED MEMBER, THAT PORTION OF THE

COMPANY CONTRIBUTION ACCOUNT WHICH IS VESTED IN ACCORDANCE WITH THE TERMS OF
SECTION 5.2.


         59. "VESTED SHARE" SHALL MEAN, WITH RESPECT TO A MEMBER OR DEFERRED MEMBER, THAT PORTION OF THE ACCOUNTS VESTED IN ACCORDANCE WITH THE TERMS OF SECTIONS 4.4 AND 5.2.


         60. "WITHDRAWAL VALUATION DATE" SHALL MEAN, WITH RESPECT TO WITHDRAWALS MADE PURSUANT TO SECTIONS 8.2 AND 8.3 AND WITH RESPECT TO WITHDRAWALS MADE AFTER AGE 59-1/2 PURSUANT TO SECTION 8.4, THE LAST DAY OF THE CALENDAR MONTH IN WHICH A MEMBER'S PROPERLY COMPLETED REQUEST FOR A WITHDRAWAL UNDER THE PLAN AS TRANSMITTED BY THE COMPANY IS RECEIVED BY THE SAVINGS PLAN ADMINISTRATOR. WITH RESPECT TO WITHDRAWALS MADE PRIOR TO AGE 59-1/2 PURSUANT TO SECTION 8.4, "WITHDRAWAL VALUATION DATE" SHALL MEAN THE LAST DAY OF THE CALENDAR MONTH IN WHICH A MEMBER'S PROPERLY COMPLETED REQUEST FOR A WITHDRAWAL UNDER THE PLAN AS TRANSMITTED BY THE COMPANY IS APPROVED BY THE RELEVANT HARDSHIP COMMITTEE.


                                  ARTICLE THREE
                                   Membership

         3.1. Membership. All Employees of the Company who were members of the ITT Plan on or before the original Effective Date of this Plan shall remain Members of the Plan. All Employees of the Company who were Members of this Plan on or before the Effective Date of the amendment and restatement of this Plan shall remain Members of the Plan. Any other Employee shall become a Member on any Enrollment Date following the Employee's date of hire, provided that the Employee has filed an enrollment form in accordance with section 3.2; however, an Employee whose employment with the Company is on a less than full-time basis shall become a Member on any Enrollment Date coinciding with or next following fulfillment of the conditions of section 2.47.

         3.2. Enrollment Form. A Member must file an enrollment form approved by the Plan Committee with the Company at least 15 days prior to an Enrollment Date. By filing the enrollment form, the Employee shall designate a Beneficiary and may:

                  (a) designate the rate of After-Tax Savings,

                  (b) authorize the Company to make regular payroll deductions of the amount of After-Tax Savings, if any,

                  (c) designate the rate of Before-Tax Savings,

                  (d) authorize the Company to reduce Salary by the amount of Before-Tax Savings, if any,

                  (e) make an investment election as described in section 6.2.

                  (f) make a rollover contribution to the Plan, as described in section 4.5.

                                  ARTICLE FOUR
                                 Member Savings

         4.1.     Member Before-Tax Savings.

                  (a) Each Member may elect, subject to the provisions of
         section 4.1(b), to have the Member's subsequent Salary reduced by 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%, 10%, 11%, 12%, 13%, 14%, 15% or 16%, and
         have that amount contributed to the Trust Fund by the Company that employs said Member. Such election shall be effective with the first payroll paid on or after the date as of which the election is to apply. From time to time and in order to comply with section 401(k)(3) of the Code, the Plan Committee may impose a limitation on the extent to which a Member who is a Highly Compensated Employee may reduce the Member's Salary in accordance herewith, based on the Plan Committee's reasonable projection of savings rates of Members who are not Highly Compensated Employees.

                           (i) Basic Before-Tax Savings--Contributions under
                  this section which are not in excess of 6% of such Member's Salary for the month for which such contributions are made shall be known as "Basic Before-Tax Savings" and shall be credited to the Member's Basic Before-Tax Investment Account; and

                           (ii) Supplemental Before-Tax Savings--Contributions
                  under this section which are in excess of the maximum allowed under the preceding paragraph (i) shall be known as "Supplemental Before-Tax Savings" and shall be credited to the Member's Supplemental Before-Tax Investment Account.

         Before-Tax Savings shall also include amounts credited on a Member's behalf pursuant to a Prior Plan Transfer. As of any January 1, April 1, July 1, or October 1, a Member may elect to change the rate of the Member's Salary reduction by giving the Company at least 15 days' prior written notice on a form approved by the Plan Committee for such purpose.

                  (b) The maximum dollar amount of Before-Tax Savings that may be made on behalf of any Member for a calendar year shall be the maximum amount determined by the Secretary of the Treasury, pursuant to section 402(g) of the Code. In the event the foregoing limitation is exceeded for any calendar year, the excess Before-Tax Savings as adjusted for investment experience will be deemed to have been distributed to the Member and recontributed to the Plan as After-Tax Savings or returned to the Member on behalf of whom such Before-Tax Savings were contributed, in accordance with the Member's election. Any amounts so returned to the Member will be returned no later than the April 15 following the end of the calendar year for which the contributions were made. However, in the event the Member participated in more than one qualified defined contribution plan under which the Member contributed pursuant to a salary deferral arrangement, the Member shall notify the Committee by March 1 of the following calendar year of the amount of the excess deferrals to be allocated to this Plan and such portion of the excess deferrals so allocated shall be recontributed to the Plan as After-Tax Savings or returned to the Member as provided in the preceding sentence.

                  (c) With respect to each Plan Year, the Actual Deferral Percentage for Highly Compensated Employees who are Members shall not exceed the greater of: (a) 125 percent of the Actual Deferral Percentage for all other Employees who are Members or (b) the lesser of
         (i) 200 percent of the Actual Deferral Percentage of all other Employees who are Members or (ii) the Actual Deferral Percentage of all other Employees who are Members plus 2 percentage points. In the event the Actual Deferral Percentage for Highly Compensated Employees for any Plan Year exceeds the limits described in the preceding sentence, then the amount of excess deferrals, determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages beginning with the highest of such percentages, as adjusted for investment experience, will be distributed to the Members on whose behalf such deferrals were made or, under rules to be adopted by the Committee, such Members may elect to recharacterize such adjusted deferrals as After-Tax Savings. Any distribution of the adjusted excess deferrals will be made to the Highly Compensated Employees on the basis of the respective portion of the adjusted excess deferrals attributable to each of such employees and will be returned to the employees on whose behalf such contributions were made within 2-1/2 months following the end of the Plan Year for which the deferrals were made. In the event that any portion of a Member's Before-Tax Savings, as adjusted for investment experience, is returned or recharacterized pursuant to section 4.1(b) as a result of the annual limit applicable to Before-Tax Savings, such Member's Average Deferral Percentage shall be determined before such excess deferral is returned. Any such adjusted excess deferrals that are recharacterized shall be treated as (a) annual additions pursuant to section 5.4 and (b) Before-Tax Savings for purposes of their withdrawability prior to Termination of Employment and shall be subject to the financial hardship requirement provisions of section 8.4.

         4.2.     Member After-Tax Savings.

                  (a) By authorizing payroll deductions, each Member may elect to contribute to the Trust Fund 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9%,
         10%, 11%, 12%, 13%, 14%, 15% or 16% of the Member's Salary in such payroll period, effective with the first payroll paid on or after the date as of which the election is to apply. A Member may not contribute more than the difference between 16% of the Member's Salary and the amount of savings the Member elected pursuant to section 4.1. A Member who contributes only After-Tax Savings in accordance with this section
         4.2 shall be subject to a minimum contribution of 2% of the Member's Salary. From time to time and in order to comply with section 401(m) of the Code, the Plan Committee may impose an additional limit on the extent to which a Member who is a Highly Compensated Employee may contribute to the Trust Fund as After-Tax Savings, based on the Plan Committee's reasonable projection of savings rates of Members who are not Highly Compensated Employees. Each Member's contributions shall be paid monthly into the Trust Fund and shall be credited as follows:

                           (i) Basic After-Tax Savings--Contributions by a
                  Member that are not in excess of the difference between 6% of such Member's Salary for the month for which such contributions are made and the amount credited as Basic Before-Tax Savings for that month shall be known as "Basic After-Tax Savings" and shall be credited to the Basic After-Tax Investment Account; and

                           (ii) Supplemental After-Tax Savings--Any
                  contributions by a Member that are in excess of the maximum allowed under the preceding paragraph (i) shall be known as "Supplemental After-Tax Savings" and shall be credited to the Supplemental After-Tax Investment Account.

                           After-Tax Savings may also include amounts credited
                  on a Member's behalf pursuant to a Prior Plan Transfer.

                           As of January 1, April 1, July 1 or October 1, a
                  Member may elect to change the Member's after-tax contribution rate by giving the Company at least 15 days' prior written notice on a form approved by the Plan Committee for such purpose.

                  (b) With respect to each Plan Year, the Actual Contribution Percentage for Highly Compensated Employees who are Members shall not exceed the greater of (a) 125 percent of the Actual Contribution Percentage for all other Employees who are Members or (b) the lesser of
         (i) 200 percent of the Actual Contribution Percentage of all other Employees who are Members or (ii) the Actual Contribution Percentage of all other Employees who are Members plus 2 percentage points. In the event the Actual Contribution Percentage for Highly Compensated Employees for any Plan Year exceeds the limits described in the preceding sentence, such excess contributions determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Contribution Percentages beginning with the highest such percentages, as adjusted for investment experience, will be returned to, or paid to, the employees for whom such contributions were made within 2-1/2 months following the end of the Plan Year for which the contributions were made.


                  A Member's Actual Contribution Percentage shall be determined after a Member's excess Before-Tax Savings are either recontributed to the Plan as After-Tax Savings or paid to the Member.

                  (c) Notwithstanding the provisions of section 4.1(c) and
         section 4.2(b) above, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated

         Employees and the Actual Contribution Percentage of such group, after applying the provisions of section 4.1(c) and section 4.2(b) above, exceed the "aggregate limit" as such term is defined under regulations prescribed by the Secretary of the Treasury under section 401(m) of the Code. In the event the aggregate limit is exceeded for any Plan Year, the Actual Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in section 4.2(b) above.

         4.3. Suspension and Resumption of Member Savings. A Member may suspend the Member's savings under section 4.1 and section 4.2 by giving to the Company written notice on a form approved by the Plan Committee for such purpose. Such suspension will become effective with the first payroll paid in the month following the date written notice is received by the Company. If a Member takes a withdrawal from the Supplemental Before-Tax Investment Account and Basic Before-Tax Investment Account under section 8.4 the Member may elect to suspend savings for a period of not less than 12 months in lieu of disclosing the Member's financial resources. Such suspension will become effective in the third month following the month in which the Valuation Date of the Member's distribution occurs. No Matching Company Contributions shall be made during the period of a Member's suspension although the Member will continue to be considered a Member for purposes of sections 4.1(c), 4.2(b) and 4.2(c).

         A Member who suspends savings in accordance with the first sentence of the preceding paragraph may resume savings under section 4.1 and/or under section 4.2 as of any January 1, April 1, July 1 or October 1 after the date the suspension commenced by giving to the Company at least 15 days' prior written notice on a form approved by the Plan Committee for such purpose. A Member who elects to suspend savings in accordance with the third sentence of the preceding paragraph may resume savings under section 4.1 and/or under section 4.2 as of any January 1, April 1, July 1, or October 1 following a period of suspension of not less than 12 months, by giving to the Company at least 15 days' prior written notice on a form approved by the Plan Committee for such purpose.

         4.4. Vesting of Member's and Deferred Member's Contributions. Each Member's and Deferred Member's Basic Investment Account and Supplemental Investment Account shall at all times be fully vested.

         4.5. Rollovers and Transfers. Each Employee shall be entitled to transfer amounts to the Trust Fund from an employees' trust described in section 401(a) of the Code, from an employee annuity described in section 403(a) of the Code, from an individual retirement account described in section 408(a) of the Code, or from an individual retirement annuity described in section 408(b)of the Code, but only if such amounts constitute rollover contributions within the meaning of sections 402(a)(5), 403(a)(4), or 408(d)(3) of the Code or such amounts are transferred directly from the trustee or custodian holding such amounts to the Trustee. The Plan Committee may require such information or documentation with respect to any such proposed transfer as it deems necessary or desirable to confirm that it will qualify as a rollover contribution within the meaning of the aforesaid sections of the Code or that the source of the amounts proposed to be transferred is tax-qualified.

                                  ARTICLE FIVE
                              Company Contributions

         5.1.     Company Contributions.

                  (a) Retirement Contributions. The Company shall contribute each Plan Year to the Retirement Account of a Member an amount equal to one-half of one percent of the Member's Salary for the Plan Year.

                  (b) Matching Company Contributions. The Company, with respect to each Member employed by it, shall contribute to the Trust Fund an amount equal to 60% of such Member's Basic Savings for the corresponding month. The Matching Company Contributions with respect to a Member shall be paid into the Trust Fund and credited to such Member's Company Contribution Account. No Matching Company Contributions shall be made with respect to a Member's Supplemental Savings. Notwithstanding the foregoing, no Matching Company Contributions shall be made with respect to a Member's Basic Savings which were made during a suspension period following a withdrawal prior to Termination of Employment as provided in sections 8.2, 8.3 and 8.4 herein.

                  (c) Contributions in Cash or Shares. Company contributions shall be made in either cash or Rayonier Shares, as the Company shall determine (including authorized but unissued Rayonier Shares).

                  (d) Contributions From Profits. Contributions under this
         Article V shall be made from the Company's profits, which shall mean the net income of the Company for the Company's fiscal year as determined by the Company according to generally accepted accounting principles and practices, but without regard to any federal, state, or local income and/or franchise taxes which may be payable with respect to such income.

         5.2. Vesting. A Member shall be vested in, and have a nonforfeitable right to, the Member's Company Contribution Account and in accordance with the following schedule:

                                                                       Nonforfeitable
                  Years of Service                                       Percentage
                  ----------------                                     --------------
                  less than 1 year................                             0%
                  1 but less than 2 years ........                            20%
                  2 but less than 3 years ........                            40%
                  3 but less than 4 years ........                            60%
                  4 but less than 5 years ........                            80%
                  5 or more years ................                           100%

         Notwithstanding the foregoing schedule, a Member shall immediately be fully vested in the Member's Company Contribution Account in the event of any one of the following:

                  (a) attainment of age 65,

                  (b) the Member's Retirement,

                  (c) the Member's Disability,

                  (d) the Member's death,

                  (e) termination of the Plan,

                  (f) complete discontinuance of Company contributions, or

                  (g) a Change in Control.

A Member shall at all times be fully vested in, and shall have a nonforfeitable right to 100 percent of, the portion of the Member Retirement Account.

                  5.3.     Forfeitures.

                  (a) In the event of Termination of Employment of a Member for any reason other than the foregoing listed in (a) through (d) of section 5.2, then the portion of the Member's Company Contribution Account in which the Member is not vested in accordance with section
         5.2 shall be forfeited. However, if the Member is reemployed by the Company prior to the expiration of a Break in Service, the provisions of section 10.7 shall apply.

                  (b) If a Member shall have withdrawn all or a portion of the value of the Member's Vested Company Contribution Account at any time before Termination of Employment, then all or a portion of the excess of the value of the Member's Company Contribution Account over the value of the Member's Vested Company Contribution Account shall be forfeited as provided in section 8.3. However, the Member may restore such forfeited amounts in accordance with the provisions of section 8.6.

                  (c) As soon as practicable after an event giving rise to a forfeiture shall have occurred, the amount of any forfeiture under the foregoing subdivisions of this section 5.3, reduced by any forfeited amounts restored to a Member's Accounts, shall be applied to reduce future Company contributions under section 5.1.

                  (d) In the event of the termination of the Plan or complete discontinuance of Company contributions hereunder, any forfeitures not previously applied in accordance with the foregoing provisions of this section shall be credited proportionately to the Accounts of all Members as provided in section 14.2(b).

         5.4.     Maximum Annual Additions.

                  (a) Notwithstanding any other provision of the Plan, except as otherwise provided in this section 5.4(a), the annual addition to a Member's Accounts for any Plan Year, when added to the Member's annual addition for that Plan Year under any other qualified defined contribution plan of the Company or any subsidiary or affiliate of the Company, shall not exceed an amount which is equal to the lesser of (i) 25% of the Member's aggregate Compensation for that Plan Year determined after (A) any reduction of Salary pursuant to section 4.1(a) and (B) after any reduction of Salary as a result of elective contributions pursuant to section 125 of the Code, or (ii) $30,000. As of January 1 of each Plan Year, one-quarter of the dollar limitation in effect under section 415(b)(1)(A) of the Code, if greater, shall become effective as the alternative maximum permissible annual addition during that Plan Year in lieu of $30,000.

                  (b) For purposes of this section 5.4, the "annual addition" for a Plan Year to a Member's Accounts under this Plan shall be the sum of (i) the amount of such Member's Before-Tax Savings for such Plan Year, (ii) the amount of such Member's After-Tax Savings for such Plan Year, and (iii) all contributions by the Company or any subsidiary or affiliate of the Company to such Member's Company Contribution Account or Retirement Account for such Plan Year.

                  (c) For purposes of this section 5.4, the term subsidiary or affiliate shall mean any such company within the controlled group of companies within the meaning of Code section 414, except the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in section 1563(a)(1) of such Code.

                  (d) In the event that it is determined that the annual additions to a Member's Accounts for any Plan Year would be in excess of the limitations contained herein, such annual additions shall be reduced to the extent necessary to bring such annual additions within the limitations contained in this section 5.4. The Member's allocable share of Company contributions for such Plan Year shall be reduced and reallocated to the other Members in the Plan, in the proportion that the Salary of each other Member bears to the total Salaries for all such other Members for such Plan Year; subject, however, to the limitations contained in section 5.4(a).

                  (e) In the event that any Member of this Plan is a participant in any other defined contribution plan (whether or not terminated), maintained by the Company or any subsidiary or affiliate of the Company the total amount of annual additions to such Member's accounts under all such defined contribution plans shall not exceed the limitations set forth in this section 5.4.

                  If it is determined that as a result of the limitations set forth in this Subparagraph (e), the annual additions to such Member's accounts must be reduced:

                           (i) first, the annual additions to such Member's
                  accounts under other defined contribution plans shall be reduced to the extent necessary and to the extent permitted by law so that the limitations described in section 5.4(a) are not exceeded; and

                           (ii) second, if after application of clause (i), the
                  annual additions to such Member's accounts are still in excess of the permissible amount, the annual additions to such Member's Account under this Plan shall be reduced.

                  In the event that any Member of the Plan is also a participant in any defined benefit plan maintained by the Company or any subsidiary or affiliate of the Company, it is intended that the benefits under such defined benefit plan shall be reduced prior to the application of the limitations contained in section 5.4(a) to the annual additions to such Member's Accounts under this Plan to the extent necessary to satisfy the requirements of section 415(e) of the Code.


                                   ARTICLE SIX
                           Investment of Contributions

         6.1. Investment Funds. Pursuant to the provisions of this Article Six, contributions to the Plan shall be invested by the Trustee in Fund A, described below, and such additional Funds as may be specified in Exhibit A attached to this Plan and made a part hereof.

                  FUND A--a fund, together with the earnings thereon, invested primarily in Rayonier Shares (the "Rayonier Common Share Fund"). Rayonier Shares shall be purchased by the Trustee regularly on the open market, in accordance with a nondiscretionary purchase program, by the exercise of stock rights or by private purchase; provided, however, that at the option and direction of Rayonier, authorized and unissued Rayonier Shares may be contributed to the Trustee as provided in section 5.1.

In any Fund, regardless of its primary investment objective, the Trustee temporarily may hold cash or make short-term investments in obligations of the United States Government, commercial paper, an interim investment fund for tax qualified employee benefit plans established by the Trustee or other investments of a short-term nature, unless otherwise provided by applicable law.

         6.2. Investment of Contributions. Contributions under the Plan shall be invested by the Trustee as follows:

                  (a) Matching Company Contributions and Retirement Contributions shall be invested entirely in Fund A, except when a Member who has attained age 55 elects to have all or part of the Member's Matching Company Contributions or Retirement Contributions transferred to or invested in a Fund investing in fixed income investments pursuant to section 6.5.

                  (b) Contributions for Member savings made pursuant to section
         4.1 or section 4.2 shall be invested, in multiples of 5%, in any one or more of the Funds as elected by the Member.

A Company Contribution Account shall be established for each Member in each Fund to which Matching Company Contributions made pursuant to section 5.1 with respect to the Member have been made or transferred. A Retirement Account shall be established for each Member in each Fund in which

Retirement Contributions with respect to the Member have been made. A Basic After-Tax Investment Account, a Basic Before-Tax Investment Account, a Supplemental After-Tax Investment Account, and a Supplemental Before-Tax Investment Account, as applicable, shall be established for each Member in each Fund to which such Member's savings have been directed.

         6.3. Change in Investment Election. Not more than once in any calendar month, by giving to the Company prior written notice on a form approved by the Plan Committee for such purpose, a Member may change the Member's investment election within the limitation set forth in section 6.2 with respect to savings to be made for any payroll paid on or after the effective date of such notice. The effective date of notice shall be the first day of the calendar month immediately following the date on which properly completed written notice is received by the Company.

         6.4. Redistribution of Member Savings. Not more than once in any calendar month, by giving written notice to the Company on a form approved by the Plan Committee for such purpose, a Member, Deferred Member or Beneficiary who was the spouse of a Member and who elects to defer receipt of the Member's or Deferred Member's Vested Share in accordance with section 10.1(a) or (b) may elect to redistribute on any Valuation Date all or part, in multiples of 5%, of the Member's Basic Investment Account and/or Supplemental Investment Account among the Funds. The Valuation Date applicable to the redistribution reallocation shall be the last day of the calendar month in which properly completed written notice is received by the Savings Plan Administrator.

         6.5. Investment Option at Age 55. By giving to the Company written notice on a form approved by the Plan Committee for such purpose, any Member who has attained age 55 shall have an option to elect the following:

                  (a) to have transferred to a Fund investing in fixed income investments all or part, in multiples of 5%, of such Member's previously credited Company Contribution Account and/or Retirement Account,

                  (b) to have invested in a Fund investing in fixed income investments all or part, in multiples of 25%, of such Member's future Matching Company Contributions and Retirement Contributions, and

                  (c) if a Member is age 55 or older when the Member joins the Plan or becomes a Member, the Member can have all or part of the Matching Company Contributions and Retirement Contributions made on such Member's behalf invested in a Fund investing in fixed income investments in multiples of 25% thereof.

A Member may make the elections described above only once, and if a Member desires to make more than one type of election, such elections must be made simultaneously.

         The Valuation Date applicable with respect to transfers and investments made in accordance with subparagraph (a) above shall be the last day of the calendar month in which the Member's request is filed with the Company. The effective date applicable with respect to investments made in accordance with subparagraph (b) above shall be the first day of the calendar month following the calendar month in which the Member's request is filed with the Company.

         6.6. Voting of Rayonier Shares. Each Member, Deferred Member, and Beneficiary (in the event of the death of the Member or Deferred Member) is, for the purposes of this section 6.6, hereby designated a named fiduciary within the meaning of section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Rayonier Shares allocated to the Member's, Deferred Member's, or Beneficiary's Account. Each Member, Deferred Member, and Beneficiary may direct the Trustee as to the manner in which the Rayonier Shares allocated to the applicable Accounts are to be voted. Before the applicable annual or special meeting of shareholders of Rayonier there shall be sent to each Member, Deferred Member and such Beneficiary a copy of the proxy solicitation material for such meeting, together with a form requesting instructions to the Trustee on how to vote the Rayonier Shares allocated to such Member's, Deferred Member's and Beneficiary's Accounts. Upon receipt of such instructions, the Trustee shall vote such shares as instructed. In lieu of voting fractional shares as instructed by Members, Deferred Members or Beneficiaries, the Trustee may vote the combined fractional Rayonier Shares to the extent possible to reflect the directions of Members, Deferred Members or Beneficiaries with allocated fractional shares of stock. The Trustee shall vote Rayonier Shares allocated to Accounts under the Plan but for which the Trustee received no valid voting instructions in the same manner and in the same proportion as the Rayonier Shares in the Accounts in the respective funds with respect to which the Trustee received valid voting instructions are voted. Instructions to the Trustee shall be in such form and pursuant to such regulations as the Plan Committee may prescribe.

         Any instructions received by the Trustee from Members, Deferred Members and Beneficiaries regarding the voting of Rayonier Shares shall be confidential and shall not be divulged by the Trustee to the Company, or to any director, officer, employee or agent of the Company, it being the intent of this provision of section 6.6 to ensure that the Company (and its directors, officers, employees and agents) cannot determine the voting instructions given by any Member, Deferred Member or Beneficiary.

         6.7. Return of Contributions. Notwithstanding anything herein to the contrary, upon the Company's request, a deposit which was made by a mistake of fact, or conditioned upon qualification of the Plan or any amendment thereof or upon the deductibility of the contribution under section 404 of the Code, shall be returned to the Company within one year after the payment of the deposit, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. All Matching Company Contributions and Retirement Contributions are hereby conditioned upon their deductibility under section 404 of the Code.


                                  ARTICLE SEVEN
                   Credits to Members' Accounts, Valuation and
                              Allocation of Assets

         7.1. Crediting Savings and Contributions. Before-Tax Savings and After-Tax Savings made on behalf of or by a Member shall be allocated to the Basic Investment Account or Supplemental Investment Account of such Member, as appropriate, as soon as practicable after such contributions are transferred to the Trust Fund. Matching Company Contributions and Retirement Contributions made on behalf of a Member shall be allocated to the appropriate account as soon as practicable after contribution to the Trust Fund.

         7.2. Credits to Members' Accounts. At the end of each month in which the Plan is in effect and operation, the amount of each Member's credit in each of the Funds A, B, C and D shall be expressed and credited in dollars of contributions by the Member and Company contributions and Rayonier Shares allocated to a Member's Accounts for such month. For the purposes of section 6.6 and Article Fifteen, a Member's interest in Fund A shall be converted into Rayonier Shares at any time of determination by dividing the value of all Rayonier Shares in Fund A by the value of such Member's interest in Fund A at the time. The resulting number of Rayonier Shares shall be deemed allocated to such Member.

         7.3. Valuation of Assets. As of the last business day of each month after the first month in which the Plan is in operation, the Trustee shall determine the total fair market value of all assets then held by it in each fund.

         7.4. Allocation of Assets. At the end of each month when the value of all assets in each Fund has been determined pursuant to section 7.3, the Trustee shall determine the gain or loss in the value of such assets in each of the Funds. Such gain or loss shall be allocated pro rata by fund to the balances credited to the Accounts of all Members and Deferred Members immediately prior to the end of such month, not including new contributions to that fund at the end of that month for that month.


                                  ARTICLE EIGHT
                 Withdrawals Prior to Termination of Employment

         8.1. General Conditions for Withdrawals. Subject to the restrictions in sections 8.7 and 8.9, at any time before Termination of Employment, a Member may file with the Company a written notice on a form approved by the Plan Committee requesting a withdrawal from the Member's Accounts. Any such withdrawal shall be payable only in cash and shall be in accordance with the conditions of sections 8.2, 8.3, or 8.4. For purposes of this Article Eight, a Member's Accounts shall be valued as of the applicable Withdrawal Valuation Date. Amounts to be distributed to Members will not participate in the investment experience of the Plan after the Withdrawal Valuation Date. Such amounts generally will be paid within approximately six weeks following the Withdrawal Valuation Date.

         8.2. Withdrawals from Supplemental After-Tax Investment Account and Basic After-Tax Investment Account. Subject to the provisions of sections 8.1,
8.7 and 8.9, one and only one withdrawal from a Member's Supplemental After-Tax Investment Account and Basic After-Tax Investment Account may be made by a Member in any six-month period before Termination of Employment. Such withdrawal may be:

                  (a) any specified whole dollar amount which is less than the full value of the Member's Supplemental After-Tax Investment Account and Basic After-Tax Investment Account, or

                  (b) the full value of the Member's Supplemental After-Tax Investment Account, or

                  (c) the full value of the Member's Basic After-Tax Investment Account.

         For a withdrawal in accordance with subparagraph (a) above, certain conditions will apply: (i) the amount withdrawn must be at least $300; (ii) if the amount withdrawn exceeds the value of the Member's Supplemental After-Tax Savings and investment earnings and gains thereon (such value for this purpose will be determined as of the Valuation Date immediately preceding the applicable Withdrawal Valuation Date), Matching Company Contributions will be suspended and will not be resumed for a period of at least three months following the applicable Withdrawal Valuation Date; (iii) if a Member has accounts in more than one Fund, the amount withdrawn shall be prorated among such accounts based on their respective values; and (iv) further Basic and Supplemental Savings by the Member under the Plan may be continued without interruption.

         For a withdrawal in accordance with subparagraph (b) above, further Basic and Supplemental Savings by the Member under the Plan may be continued without interruption.

         For a withdrawal in accordance with subparagraph (c) above, certain conditions will apply: (i) the Member must simultaneously withdraw the Member's Supplemental After-Tax Investment Account, if any; (ii) Matching Company Contributions will be suspended and will not be resumed for a period of three months following the applicable Withdrawal Valuation Date; and (iii) further Basic and Supplemental Savings by the Member under the Plan may be continued without interruption.

         8.3. Withdrawal of Vested Company Contribution Account. Subject to the provisions of sections 8.1, 8.7 and 8.9, not more frequently than once in any six-month period, a Member who has withdrawn the maximum amount available from the Member's Supplemental After-Tax Investment Account and Basic After-Tax Investment Account pursuant to section 8.2 may withdraw, in 25 percent increments, all or a portion of the value of the Member's Vested Company Contribution Account attributable to Company Contributions, other than those Company Contributions made within the last twenty-four months; provided, however, that a Member who has participated in the Plan for at least sixty months shall also be able to withdraw Company Contributions made within the last twenty-four months. Such Member may continue the Member's Basic and Supplemental Savings under the Plan without interruption; however, Matching Company Contributions will be suspended for a period of three months following the applicable Withdrawal Valuation Date. Such three-month suspension period shall run concurrently with any three-month suspension period resulting from a withdrawal pursuant to section 8.2.

         8.4. Withdrawal from Supplemental Before-Tax Investment Account and Basic Before-Tax Investment Account.

                  (a) Subject to the provisions of sections 8.1, 8.7 and 8.9, a Member who has not attained age 59-1/2 may withdraw all or a portion of the Member's Supplemental Before-Tax Investment Account and the Member's Basic Before-Tax Investment Account, except for that portion of each such Account which represents investment earnings credited to the Account subsequent to December 31, 1988, in the ITT Plan and this Plan, only if the Member is able to establish to the satisfaction of the Hardship Committee that a bona fide financial hardship exists and only if the Member has obtained (i) all distributions (other than hardship distributions) available under all other retirement plans maintained by the Company, including this Plan and (ii) all non-taxable loans available under all retirement plans maintained by the Company, including this Plan, provided that the loan repayments do not result in a financial hardship for the Member. For this purpose, a bona fide financial hardship shall mean an immediate and heavy need to draw on financial resources not reasonably available from other sources of the Member. Bona fide financial hardships shall include cash down payments and/or closing costs associated with the purchase of a Member's principal residence; medical expenses for a Member, the Member's spouse or dependents, or expenses necessary for those persons to obtain medical care, which were not paid or reimbursed by insurance; tuition expenses and related educational fees for post-secondary education for a Member, the Member's spouse or dependents for the next academic year; payments to prevent a Member's eviction from the Member's principal residence or foreclosure of a mortgage on such residence; and any other reasons which the Hardship Committee may deem appropriate. A Member's withdrawal from Before-Tax Investment Accounts, together with the Member's concomitant withdrawal from After-Tax Investment and Vested Company Contribution Accounts and Plan loan, if any, shall be limited to the amount of the financial need plus taxes on such withdrawals for which the Member is liable. A Member may demonstrate lack of other reasonably available financial resources by disclosing on a form approved by the Hardship Committee for such purpose relevant details of the Member's personal and family finances or, alternatively, the Hardship Committee may deem that the Member has no other financial resources reasonably available if (i) the Member agrees to cease all Before-Tax Savings and After-Tax Savings for a period of not less than 12 months and (ii) in the calendar year in which the Member is eligible to resume saving under the Plan, to have the Member's maximum permissible Before-Tax Savings to the Plan, as defined in section 4.1(b), reduced by any Before-Tax Savings made on the Member's behalf in the previous calendar year. The Hardship Committee shall make determinations of financial hardship in a uniform and nondiscriminatory manner, with reference to all the relevant facts and circumstances and in accordance with applicable tax law under section 401(k) of the Code. Subsequent to the attainment of age 59-1/2, a Member may at any time before Termination of Employment, and without regard to financial hardship, withdraw all or a portion of the Member's Supplemental Before-Tax Investment Account and the Member's Basic Before-Tax Investment Account.

         Notwithstanding the foregoing, for a withdrawal in accordance with (a) above, Matching Company Contributions will be suspended for a period of at least three months following the applicable Withdrawal Valuation Date.

         8.5. Ordering of Withdrawals. For purposes of processing a withdrawal, Basic After-Tax Savings made by a Member attributable to the ITT Plan on or after January 1, 1987 and to this Plan, and investment earnings and gains thereon and Supplemental After-Tax Savings made by a Member to the ITT Plan on or after January 1, 1987 and to this Plan, and investment earnings and gains thereon shall constitute a separate contract (Contract II) and all remaining amounts in the Plan with respect to a Member shall constitute another contract (Contract I) for purposes of section 72(e) of the Code. The Plan Committee shall maintain records of withdrawals, contributions, earnings and other additions and subtractions attributable to each separate contract and shall credit or charge the appropriate contract, and adjust the non-taxable basis of each contract, for transactions properly allocable to such contract. For purposes of processing a withdrawal under section 8.2 or 8.3, such withdrawals will be deducted from the Member's Accounts in Contract I and Contract II in the following order: (i) the value of the Member's Supplemental After-Tax Investment Account in Contract I,
(ii) the value of the Member's Supplemental After-Tax Investment Account in Contract II, (iii) the value of the Member's Basic After-Tax Investment Account in Contract I, (iv) the value of the Member's Basic After-Tax Investment Account in Contract II and (v) the value of the Member's Vested Company Contribution Account.

         For purposes of processing a withdrawal from Before-Tax Investment Accounts under section 8.4 by a Member who has attained age 59-1/2, such withdrawal will be deducted from the Member's Accounts in Contract I. Any nontaxable savings in such Member's Accounts in Contract I are first applied toward such withdrawal.

         8.6. Repayment of Withdrawal From Plan. If a Member makes a withdrawal pursuant to section 8.3 and the Member forfeits all or a portion of the value of the Member's Company Contribution Account, the Member shall be permitted to repay in full the amounts previously withdrawn from the Member's Basic After-Tax Investment Account and the Member's Vested Company Contribution Account to the Plan by giving to the Company prior written notice on a form approved by the Plan Committee for such purpose. At the Member's option, the Member may repay the amount of the Member's Supplemental After-Tax Investment Account.

         Such payment may be made at any time after the three month suspension of Matching Company Allocations described in section 8.3 above, provided the Member is then eligible for the Plan and further provided the Member has not incurred a Break in Service. Such repayment amounts shall be invested in the same or equivalent Funds in the same amounts as were withdrawn from each Fund. In the event that an equivalent Fund shall be unavailable at the time of such repayment, the amount of such repayment or the portion thereof otherwise allocable to such unavailable Fund shall be invested as directed by the Member on such form as the Plan Committee shall provide. Upon such repayment the Plan Committee shall instruct the Trustee to restore the balance of the Member's Accounts in each Fund to its value at the time of the withdrawal payment. However, repayments of amounts previously withdrawn from the short-term U.S. Government Obligations Fund of the ITT Plan (which was eliminated from the ITT Plan effective July 1, 1993) will be invested in the Fund that invests in fixed income investments. With respect to a Member who has exercised the investment option at age 55 pursuant to section 6.5, repayment and restoration of the Member's Company Contribution Account shall be made in accordance with the Member's election pursuant to such section 6.5 in effect at the time of repayment.

         8.7. Withdrawal Limitation after Loan Application. A Member who has applied for a loan in accordance with Article Nine may not apply for a withdrawal of any type from the Member's Accounts before the third calendar month following the Loan Valuation Date which is applicable to the Member's loan. A Member may, however, file application for a withdrawal, subject to the conditions of sections 8.2, 8.3, or 8.4, at the same time the Member files application with the Company for a loan provided such withdrawal and loan applications are appended together upon transmittal to and receipt by the Savings Plan Administrator. (See section 9.7 for similar loan limitation after withdrawal application.)

         8.8. Direct Rollover. Certain withdrawals or portions thereof paid on or after January 1, 1993 pursuant to this Article Eight may be "eligible rollover distributions" as defined and discussed in section 10.8, and shall be treated as such to the extent required under section 402 of the Code.

         8.9. Withdrawals by Officers and Directors. Notwithstanding any provision of Article Eight to the contrary, in no event may a withdrawal by a Member who is an officer or director of the Company and who is subject to
Section 16 of the Securities and Exchange Act of 1934, as amended, include any amounts deducted from those portions, if any, of a Member's Accounts that are invested in Fund A, nor may any repayment of such withdrawal pursuant to section
8.6 be invested in Fund A. Any provision of this Article Eight regarding the proportionate withdrawal from or repayment to the Fund by such Members shall be applied excluding Fund A.


                                  ARTICLE NINE
                                      Loans

         9.1. General Conditions for Loans. Subject to the restrictions in sections 9.6 and 9.7, at any time before Termination of Employment, a Member may file with the Company a written notice on forms approved by the Plan Committee requesting a loan from the Member's Accounts. By filing the loan forms, the
Member:

                  (a) specifies the amount and the term of the loan,

                  (b) agrees to the annual percentage rate of interest,

                  (c) agrees to the finance charge,

                  (d) promises to repay the loan, and

                  (e) authorizes the Company to make regular payroll deductions to repay the loan.

         9.2. Amounts Available for Loans. Subject to the following sentence, a Member may request a loan in any specified whole dollar amount which must be at least $1,000 but which may not exceed the lesser of 50% of the Vested Share, or $50,000 reduced by the difference (if any) between the Member's highest outstanding loan balance, if any, during the prior one-year period and the outstanding loan balance on the date on which the loan is made. In no event may a Member borrow any amount from the Member's Retirement Account, however, the Member's Retirement Account balance may be taken into consideration in determining the amount available for a loan. For purposes of determining amounts available for loans, a Member's Vested Share shall be determined based on the latest information available to the Company at the time the Member files a loan request with the Company. Notwithstanding the foregoing, such amounts may automatically be borrowed from a Member's Retirement Account as may be necessary to fulfill the loan request of such Member if, as a result of a decrease in market value, the amount available for loan on the Loan Valuation Date is less than the amount calculated as being available for loan at the time the Member filed the loan request with the Company.

         9.3. Account Ordering for Loans. For purposes of processing a loan, the amount of such loan will be deducted from the Member's Accounts in the following order: (i) the value of the Member's Before-Tax Savings (including investment earnings and gains or losses thereon), (ii) the value of the Member's After-Tax Savings (including investment earnings and gains or losses thereon), and (iii) the Member's Vested Company Contribution Account. A loan is deducted from a Member's Accounts as of the Loan Valuation Date. Amounts so deducted and distributed to a Member as a Plan loan will not participate in the investment experience of the Plan except as such amounts are repaid to the Member's Accounts.

         9.4. Interest Rate for Loans. The Plan Committee shall establish and communicate to Members a reasonable market rate of interest for loans.

         9.5. Term and Repayment of Loan. A Member may elect to repay a loan no less frequently than on a monthly basis over a period of 12, 24, 36, 48, or 60 months. A Member who is using a loan to acquire the Member's own principal residence may elect to repay a loan over a period of 120 or 180 months. No extension of the loan term shall be permitted after the loan is made. Repayment of the loan is made to the Member's Accounts from which the loan amount was deducted in inverse order to the Account Ordering for Loans described in section
9.3. Repayments are invested in the Member's Accounts in accordance with the Member's current investment election. Repayments of amounts deducted from the Member's Vested Company Contribution Account are invested in accordance with the investment direction applicable to the Member's Company contributions at the time of repayment under the terms of the Plan. Loan repayments are not credited with investment experience under the Plan until the first of the month following the month in which such repayments are made.

         9.6. Frequency of Loan Requests. A Member may have only one loan outstanding at any time. A Member who fully repays a loan may not apply for another loan before the third calendar month following the last day of the month in which the loan is repaid.

         9.7. Loan Limitation after Withdrawal Application. A Member who requests a withdrawal of any type in accordance with Article Nine may not apply for a loan before the third calendar month following the applicable Withdrawal Valuation Date. A Member may, however, file application for a loan, subject to the conditions of sections 9.1 and 9.2, at the same time the Member files application with the Company for a withdrawal provided such loan and withdrawal applications are appended together upon transmittal to and receipt by the Savings Plan Administrator. (See section 8.7 for similar withdrawal limitation after loan application.)

         9.8. Prepayment of Loans. A Member may prepay the entire outstanding balance of a loan, with interest to date of prepayment, at any time. The date of prepayment will be the last day of the month in which the prepayment is made.

         9.9. Outstanding Loan Balance at Termination of Employment. Upon the Member's Termination of Employment, the outstanding balance of any loan shall become due and payable and shall either be canceled or, if the Member so elects, prepaid in full to the Member's Accounts with interest to the date of prepayment; such prepayment date may not be later than the Valuation Date of the Member's distribution at Termination of Employment or the date the Member becomes a Deferred Member.

         9.10. Loan Default during Employment. Under certain circumstances, including, but not limited to, the Member's failure to make repayment or the bankruptcy of the Member, the Plan Committee may declare a Member's loan to be in default. In the event default is declared, the outstanding loan balance and any accrued interest may be treated as a withdrawal prior to Termination of Employment subject to the provisions of Article Eight.

         9.11. Incorporation by Reference. Any additional rules or restrictions as may be necessary to implement and administer Plan loans shall be in writing and communicated to Members. Such further documentation is hereby incorporated into the Plan by reference, and pursuant to subparagraph (b) of section 12.2, the Plan Committee is hereby authorized to make such revisions to these rules as it deems necessary or appropriate on the advice of counsel.

         9.12. Loans to Officers and Directors. Notwithstanding any provision of Article Nine to the contrary, in no event may a loan to a Member who is an officer or director of the Company and who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, include any amounts deducted from those portions, if any, of a Member's Accounts that are invested in Fund A, nor may any repayments of such a loan be invested in Fund A.

                                   ARTICLE TEN
                                  Distributions

         10.1.    General.

                  (a) Upon Termination of Employment, a Member may apply for distribution of the value of the Member's Vested Share. Alternatively, upon Termination of Employment, a Member whose Vested Share as of the Valuation Date of the month in which the Member files appropriate application with the Savings Plan Administrator exceeds $3,500 or, effective January 1, 1998, $5,000, may elect to defer distribution of such Vested Share until the January 31 Valuation Date immediately following the Member's attainment of age 70-1/2. A Member who terminates employment and elects to defer distribution of the Member's Vested Share shall become a Deferred Member. A Deferred Member may, however, file application for distribution of the Deferred Member's Vested Share at any time prior to the January 31 following the Member's attainment of age 70-1/2. If a Member terminates employment and does not apply for a distribution of the Member's Vested Share, or does not elect to defer distribution of the Member's Vested Share, within 60 days of the Member's Termination of Employment, and the value of the Member's Vested Share as of the Valuation Date coincident with or next following the 60th day after the Member's Termination of Employment exceeds $3,500, or, effective January 1, 1998, $5,000, such Member will be deemed to be a Deferred Member; provided, however, that distribution of the Vested Share of a Member so deemed to be a Deferred Member shall commence not later than the 60th day after the close of the Plan Year in which the later of the following events occurs: (i) the Member's attainment of age 65, or (ii) the date of the Member's Termination of Employment. A Deferred Member may elect to redistribute the Member's Basic

         Investment Account and/or Supplemental Investment Account in accordance with section 6.4 among the Funds and to make the investment election described in section 6.5.

                  (b) Upon the death of a Member or Deferred Member, the value of such Member's or Deferred Member's Vested Share shall be distributed to the Member's or Deferred Member's Beneficiary. If the distribution of a Member's Vested Share has begun and the Member or Deferred Member dies before the Member's or Deferred Member's interest has been distributed, the remaining portion of such Vested Share shall be distributed at least as rapidly as under the method of distribution selected as of the Member's or Deferred Member's date of death. If a Member or Deferred Member dies before the Member or Deferred Member has begun to receive any distribution of the Member's or Deferred Member's Vested Share (and distributions are not to be made in the form of an annuity to the Member's or Deferred Member's spouse) then the Member's or Deferred Member's Vested Share shall be distributed by December 31 of the calendar year in which the fifth anniversary of the Member's or Deferred Member's date of death occurs. This distribution requirement, however, shall not apply to any portion of the deceased Member's or Deferred Member's Vested Share that is payable to or for the benefit of a designated Beneficiary. In such event, such portion may, at the election of the Member or Deferred Member (or the Member's or Deferred Member's Beneficiary), be distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary) provided such distribution begins not later than December 31 of the calendar year immediately following the calendar year in which the Member or Deferred Member died. In the event the Member's or Deferred Member's spouse (determined as of the date of the Member's or Deferred Member's death) is the Member's or Deferred Member's Beneficiary, the requirement that distributions commence within one year of a Member's or Deferred Member's death shall not apply if the value of the Vested Share to be distributed to the spouse Beneficiary exceeds $3,500, or effective January 1, 1998, $5,000. Such spouse Beneficiary may elect to defer receipt of the Member's or Deferred Member's Vested Share until the date as of which the Member or Deferred Member would have reached age 70-1/2. If the value of the Vested Share to be distributed to a spouse Beneficiary exceeds $3,500 or, effective January 1, 1998, $5,000 and such spouse Beneficiary neither files application for distribution of such Vested Share nor elects to defer receipt of such Vested Share, then such spouse Beneficiary shall be deemed to have deferred receipt of such Vested Share until the January 31 Valuation Date immediately following the date as of which the Member or Deferred Member would have attained age 70-1/2. A spouse Beneficiary may, however, file application for distribution of such Vested Share at any time prior to the January 31 Valuation Date immediately following the year in which the Member or Deferred Member would have attained age 70-1/2.

                  For purposes of this section 10.1(b), the spouse of a Member or a Deferred Member shall be treated as a Beneficiary if a trust of which such spouse is a primary beneficiary is designated as the Beneficiary of the Member or Deferred Member, provided that such trust meets the requirements of Prop. Treasury Regulations section 1.401(a)(9)-1, D-5 (or any successor regulation).

                  (c) A Member who attains age 70-1/2 on or after January 1, 1988 must commence distribution of the Member's Vested Share by no later than (i) the April 1 following the year in which the Member attains age 70-1/2 or (ii) effective January 1, 1997, the calendar year in which the Member retires; provided, however, that clause (ii) shall not apply to a Member who attains age 70-1/2 before January 1, 1998 and elects not to have it apply and in the case of a Member who is a 5 percent owner at any time during the 5 Plan Year period ending in the calendar year in which the Member attains age 70-1/2, or, in the case of an Employee who becomes a 5 percent owner during any subsequent Plan Year, clause (ii) shall no longer apply, and distribution of the Member's Vested Share must commence by April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. The Vested Share of such Member shall be paid under the payment method described in section 10.3(c)(i) below, if permissible under the terms of that payment method. If payment under the terms of that payment method is not permissible, the Vested Share of the Member shall be paid in an immediate lump sum. Alternatively, the Member may elect that the Member's Vested Share be paid under the payment method described in section 10.3(c)(ii) below, if permissible under the terms of that payment method, or in an immediate lump sum. Payment of the Vested Share of a Member who has been required to commence payments pursuant to this section shall be made no less frequently than annually, and once such payment has commenced, the Member may not elect an alternate method for payment of such Vested Share while the Member is still an Employee.

         10.2.    Valuation Date and Conditions of Distribution.

                  (a) The value of any distribution will be determined as of the Valuation Date of the calendar month in which a properly completed application for the distribution by the Member, Deferred Member or Beneficiary, as transmitted by the Company, is received by the Savings Plan Administrator. In no event, however, may the Valuation Date of a Member's Accounts precede the Valuation Date of the month in which Termination of Employment occurs.

                  (b) Application by the Member, Deferred Member or Beneficiary must be in writing on a form approved by the Plan Committee.

                  (c) Generally, all funds distributed will be paid within approximately six weeks following the applicable Valuation Date. If part of the distribution is to be paid in stock, the stock certificate will be distributed after the check representing the cash distribution.

         10.3. Methods of Distribution. After Termination of Employment occurs, and as soon as practicable following application by the Member, Deferred Member or Beneficiary, distributions under the Plan shall be made in the following manner:

                  (a) all distributions from the Funds other than Fund A shall be made in cash;

                  (b) unless the Member, Deferred Member or Beneficiary elects to take cash for distributions from Fund A, distributions from Fund A shall be in Rayonier Shares, except that any fractional interest in a share shall be paid in cash;

                  (c) all distributions of cash and Rayonier Shares shall be made as soon as practicable after receipt of the application by the Member, Deferred Member or Beneficiary in accordance with section 10.2(b).

                  However, with prior written notice on a form approved by the Plan Committee for such purpose, a Member who is terminating employment after attaining age 55 or a Member or Beneficiary of a Member or Deferred Member who is terminating employment by reason of Retirement, death or Disability may elect a distribution in the method of payment described in (i) or (ii) below. With prior written notice on a form approved by the Plan Committee for such purpose, a Deferred Member who elects to receive a distribution after attaining age 55 may elect to receive distribution in the method of payment described in (i) or (ii) below.

                           (i) Provided the value of the Member's or Deferred
                  Member's vested Accounts is at least $3,500, or, effective January 1, 1998, $5,000, and the first payment is at least $1,000, by payment in not more than twenty annual installments, with all such installments to be paid in cash, as follows: the amount of the annual installments to be paid to each Member or Deferred Member or, in the event of death, to the Member's or Deferred Member's Beneficiary shall be based upon the value of The Member's or Deferred Member's Accounts as of the Valuation Date coinciding with or next following the date of receipt by the Savings Plan Administrator of a properly completed application as transmitted by the Company and each anniversary thereof, and shall be determined by multiplying such value by a fraction, the numerator of which shall be one and the denominator of which shall be the number of unpaid annual installments. Notwithstanding the foregoing, the number of annual installments elected may not exceed the life expectancy of the Member or Deferred Member, or if the Member or Deferred Member is married, the joint life expectancy of the Member or Deferred Member and the spouse or in the event of the Member's or Deferred Member's death, the life expectancy of the Beneficiary. Any Member or Deferred Member or Beneficiary who elects annual installment payments may, at any time thereafter (but with the consent of the spouse of the Member or Deferred Member, if applicable), elect by filing a request with the Plan Committee to receive in a lump sum the remaining value of any unpaid annual installments. The Valuation Date applicable to such election shall be the last day of the calendar month in which a request to receive the remaining value of any unpaid annual installments is received by the Savings Plan Administrator.

                           For purposes of this section 10.3(c)(i), the spouse
                  of a Member or a Deferred Member shall be treated as a Beneficiary if a trust of which such spouse is a primary beneficiary is designated as the Beneficiary of the Member or Deferred Member, provided that such trust meets the requirements of Prop. Treasury Regulations section 1.401(a)(9)-1, D-5 (or any successor regulation).

                           (ii) Provided the value of the Member's or Deferred
                  Member's vested Accounts is at least $3,500 or, effective January 1, 1998, $5,000, and the first payment is at least $1,000, by payment in annual cash installments over the Member's or Deferred Member's life expectancy or the joint life expectancies of the Member or Deferred Member and the Member's or Deferred Member's spouse or in the event of the death of the Member of the Deferred Member, over the life expectancy of the Member's or Deferred Member's Beneficiary, as actuarially determined at the time of commencement of the initial installment and which may, in the case of payments to a Member or Deferred Member and/or to the Member's or Deferred Member's spouse, be redetermined annually thereafter. The amount of such installments will be based on the value of the Member's or Deferred Member's Accounts as of the Valuation Date coinciding with or next following the date of receipt by the Savings Plan Administrator of a properly completed application as transmitted by the Company and each anniversary thereof, and shall be determined by multiplying such value by a fraction, the numerator of which shall be one and the denominator of which shall be the number of years and fraction thereof of the Member's or Deferred Member's or Beneficiary's life expectancy as the case may be (or the joint life expectancies of the Member or Deferred Member and the Member's or Deferred Member's spouse) based on age at the time of the initial installment (if life expectancy is not to be recalculated) or at the time the installment is payable (if life expectancy is to be recalculated). Any Member or Deferred Member or Beneficiary who elects annual cash installment payments over the Member's or Deferred Member's or Beneficiary's life expectancy or over the joint life expectancies of the Member or Deferred Member and the Member's or Deferred Member's spouse may not thereafter elect to receive in a lump sum the remaining value of the Accounts.

                  If a Member or Deferred Member elects a distribution as provided in the paragraph (i) or (ii) of this section 10.3(c) and the Member or Deferred Member dies prior to receipt of the cash and/or Rayonier Shares comprising such distribution, then the Member or Deferred Member shall be considered to have terminated employment by reason of death and the Beneficiary of such Member or Deferred Member may elect a distribution as provided in paragraph (i) or (ii) of this section 10.3(c).

                  The Vested Share of a Member who, following Termination of Employment, fails to apply for distribution of such Vested Share, shall be paid entirely in cash, provided that the value of such Vested Share is less than $3,500 or, effective January 1, 1998, $5,000, on a Valuation Date no earlier than the second Valuation Date following the Member's or Deferred Member's Termination of Employment. Alternative methods of distribution may apply to that portion of a Member's or a Deferred Member's Accounts attributable to a Prior Plan Transfer.

                  In no event shall the foregoing provisions permit the distribution of a Member's Accounts to commence later than the date specified in section 10.1(c).

         10.4. Death of Spouse Who is a Beneficiary. Upon the death of a spouse who individually is a Beneficiary with Accounts remaining in the Plan, the remaining value of all such Accounts shall be paid to the estate of the spouse Beneficiary.

         10.5. Proof of Death and Right of Beneficiary or Other Person. The Plan Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of the Accounts of a deceased Member, Deferred Member or Beneficiary as the Plan Committee may deem proper, and its determination of death and of the right of such Beneficiary or other person to receive payment shall be conclusive.

         10.6. Completion of Appropriate Forms. The Plan Committee has prescribed forms providing written notice to the Company in order for a distribution to be made under the Plan. No distribution shall be made under the Plan unless such forms are properly filed by the Member, Deferred Member or Beneficiary; however, if a distribution is due to a Member, Deferred Member or Beneficiary under the terms of the Plan, the Savings Plan Administrator will take necessary action to cause the distribution to be made.

         10.7.    Restoration of Prior Forfeiture.

                  (a)      On Repayment of Accounts Following Rehire

                  If a Member's employment is terminated otherwise than by Retirement or Disability and as a result of such termination an amount to the Member's credit is forfeited, such amount shall be subsequently restored to the Member's Accounts provided the Member is reemployed by the Company prior to the expiration of a Break in Service, and, after giving prior written notice on a form approved by the Plan Committee for such purpose, the Member repays to the Trust Fund an amount in cash equal to the full amounts of the Member's Basic Investment Account, the Member's Vested Company Contribution Account and the Member's Retirement Account distributed to the Member from the Trust Fund on account of the Member's Termination of Employment. (At the Member's option, the Member may repay the amount of the Member's Supplemental Investment Account.) Such repayment must be made within five years of the date the Member again becomes eligible to become a Member of the Plan. Such repayment shall be invested in the same or equivalent Funds in the same amounts as were withdrawn from each Fund. In the event that an equivalent Fund shall be unavailable at the time of such repayment, the amount of such repayment or the portion thereof otherwise allocable to such unavailable Fund shall be invested as directed by the Member on such form as the Plan Committee shall provide. Repayment of amounts previously distributed from the short-term U.S. Government Obligations Fund under the ITT Plan (which was eliminated effective July 1, 1993 from the ITT Plan) will be reinvested in a Fund investing in fixed income investments. With respect to a Member who had exercised the investment option at age 55 pursuant to section 6.5, repayment and restoration of the Member's Company Contribution Account and Retirement Account shall be made in accordance with the Member's election pursuant to such section 6.5.

                  Upon such repayment, the Trustee shall restore the balance of the Member's Accounts in each Fund to its value at the time the distribution was made. Any amounts restored under this paragraph shall be repaid as amounts included in the Member's Basic After-Tax Investment Account and Supplemental After-Tax Investment Account.

                  (b)      On Rehire of Deferred Member

                  If a Deferred Member whose employment terminated otherwise than by Retirement or Disability and as a result of such termination an amount to the Deferred Member's credit was forfeited, such amount shall be subsequently restored to the Deferred Member's Accounts at its current value assuming such amount, from the time of termination to the date of restoration, was subject to the same overall investment experience as the Member's Matching Company Contributions while such Member was a Deferred Member, provided the Deferred Member is reemployed by the Company prior to the expiration of a Break in Service. Such restoration shall be made as of the Valuation Date next following the date the Savings Plan Administrator is informed of the Deferred Member's reemployment provided such Deferred Member is again eligible to become a Member of the Plan. Such restoration of the Company Contribution Account shall be invested in Fund A. However, with respect to a Deferred Member who had exercised the investment option at age 55 pursuant to section 6.5, the restoration and transfer of the Company Contribution Account and the remainder of the Retirement Account shall be made in accordance with the Member's election pursuant to such section 6.5.

         10.8. Direct Rollover of Certain Distributions. Notwithstanding any other provision of this Plan, with respect to any withdrawal or distribution from the Plan pursuant to Article Eight or this Article Ten which is (a) payable on and after January 1, 1993 to a "distributee" and (b) determined by the Plan Administrator to be an "eligible rollover distribution," such distributee may elect, at the time and in a manner prescribed by the Plan Committee for such purpose, to have the Plan make a "direct rollover" of all or part of such withdrawal or distribution to an "eligible retirement plan" which accepts such rollover. The following definitions apply to the terms used in this section 10.8:

                  (a) "Distributee" means a Member or Deferred Member. In addition, the Member's or Deferred Member's spouse Beneficiary and the Member's or Deferred Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (b) "Eligible rollover distribution" is any withdrawal or distribution of all or any portion of a Member or Deferred Member's Vested Share owing to the credit of a distributee, except that the following distributions shall not be eligible rollover distributions:
         (i) any distribution that is one of a series of substantially equal periodic payments made for the life or life expectancy of the distributee or the joint lives or joint life expectancies of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more, (ii) any distribution required under section 401(a)(9) of the Code, and (iii) the portion of a distribution not includable in gross income.

                  (c) "Eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an annuity plan described in section 403(a) of the Code or a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to the spouse Beneficiary of the Member or

         Deferred Member, an eligible retirement plan is an individual retirement account or individual retirement annuity only.

                  (d) "Direct rollover" means a payment by the Plan directly to the eligible retirement plan specified by the distributee.

In the event that the provisions of this section 10.8 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this section 10.8 or applicable part thereof shall be ineffective without necessity of further amendment of the Plan.


                                 ARTICLE ELEVEN
                               Management of Funds

         11.1. Rayonier Pension Fund Trust and Investment Committee. The Rayonier Pension Fund Trust and Investment Committee shall be responsible, except as otherwise herein expressly provided, for the management of the assets of the Plan. Said Committee is designated a named fiduciary of the Plan within the meaning of section 402(a) of the Employee Retirement Income Security Act of 1974 and shall have the authority, powers and responsibilities delegated and allocated to it from time to time by resolutions of the Board of Directors, including, but not by way of limitation, the authority to establish one or more trusts for the Plan pursuant to trust instrument(s) approved or authorized by the Committee and subject to the provisions of such trust instrument(s) to:

                           (i) provide, consistent with the provisions of the
                  Plan, direction to the Trustee thereunder, which may involve but need not be limited to direction of investment of Plan assets and the establishment of investment criteria, and

                           (ii) appoint and provide for use of investment
                  advisors and investment managers.

In discharging its responsibility, the Committee shall evaluate and monitor the investment performances of the Trustee and investment managers, if any.

         11.2. Trust Fund. All the funds of the Plan shall be held by a Trustee appointed from time to time by the Rayonier Pension Fund Trust and Investment Committee in one or more trusts under a trust instrument or instruments approved or authorized by said Committee for use in providing the benefits of the Plan; provided that no part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members, Deferred Members, and Beneficiaries and to defray reasonable administrative expenses as described herein.

         11.3. Reports to Members and Deferred Members. At least annually at a time to be determined by the Plan Committee, each Member and Deferred Member shall be furnished a written statement setting forth the value of each of the Accounts, together with a statement of the amounts contributed to each such Account by the Member and Deferred Member and by the Company on the Member's or Deferred

Member's behalf and the vested amount of the Company Contribution Account and Retirement Account, or the earliest time a portion of the Company Contribution Account and Retirement Account will become vested.

         11.4. Fiscal Year. The fiscal year of the Plan and the Trust shall end on the 31st day of December of each year or at such other date as may be designated by the Rayonier Pension Fund Trust and Investment Committee.


                                 ARTICLE TWELVE
                             Administration of Plan

         12.1. Appointment of Plan Committee. From time to time, the Board of Directors or an officer of Rayonier to whom authority has been delegated by the Board shall appoint a Plan Committee of not less than five persons to serve during the pleasure of the appointing Board or officer and shall designate a Chairman of the Plan Committee from among the members and a Secretary who may be, but need not be, one of the members of the Plan Committee. Any person so appointed may resign at any time by delivering a written resignation to the Secretary of Rayonier and the Chairman or Secretary of the Plan Committee. Notwithstanding any vacancies, the Plan Committee may act so long as there are at least three members of the Plan Committee.

         12.2.    Powers of Plan Committee.

                  (a) The Plan Committee is designated a named fiduciary within the meaning of section 402(a)(2) of the Employee Retirement Income Security Act of 1974, and shall have authority and responsibility for general supervision of the administration of the Plan.

                  (b) The Plan Committee shall establish such policies, rules and regulations as it may deem necessary to carry out the provisions of the Plan and transactions of its business, including, without limitation, such rules and regulations which may become necessary with respect to loans and any defaults thereof.

                  (c) Except as to matters which are required by law to be determined or performed by the Board of Directors, or which from time to time the Board may reserve to itself or allocate or delegate to officers of Rayonier or to another committee, the Plan Committee shall determine any question arising in the administration, interpretation and application of the Plan, including the right to remedy possible ambiguities, inconsistencies or commissions. Such determinations shall be final, conclusive and binding on all parties affected thereby.

                  (d) The Plan Committee shall have the right to exercise powers reserved to the Board of Directors hereunder to the extent that the right to exercise such powers may from time to time be allocated or delegated to the Plan Committee by the Board of Directors and to such further extent that, in the judgment of the Plan Committee, the exercise of such powers does not involve any material cost to the Company.

                  (e) The Plan Committee may retain counsel, employ agents and provide for such clerical, accounting and other services as it may require in carrying out the provisions of the Plan.

                  (f) The Plan Committee may appoint from its number such committees with such powers as it shall determine and may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf.

                  (g) The Plan Committee may delegate to an administrator the responsibility of administering and operating the details of the Plan in accordance with the provisions of the Plan and any policies which, from time to time, may be established by the Plan Committee.

         12.3. Plan Committee Action. Action by the Plan Committee may be taken by majority vote at a meeting upon such notice, or upon waiver of notice, at such time and place as it may determine from time to time; or action may be taken by unanimous written consent of the members without a meeting with the same effect for all purposes as if assented to at a meeting.

         12.4. Compensation. Members of the Plan Committee shall not receive any compensation for their services as such, and, except as required by law, no bonds or other security shall be required of them in such capacity in any jurisdiction.

         12.5. Committee Liability. Each member of the Plan Committee as well as the Rayonier Pension Fund Trust and Investment Committee and the Hardship Committee shall use that degree of care, skill, prudence and diligence in carrying out the member's duties that a prudent person, acting in a like capacity and familiar with such matters, would use in conduct of a similar situation. A member of any Committee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless:

                  (a) the person participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or

                  (b) by the person's failure to discharge the person's duties solely in the interest of the Members and other persons entitled to benefits under the Plan, for the exclusive purpose of providing benefits and defraying reasonable expenses of administering the Plan not met by the Company, such person has enabled such other fiduciary to commit a breach; or

                  (c) the person has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or

                  (d) if the Committee of which the person is a member improperly allocates responsibilities among its members or to others and the person fails to review prudently such allocation.

         12.6.    Claims Procedure.

                  (a) Denial of Claim. If the Plan Committee denies, in whole or in part, a claim for benefits made by any Member, Deferred Member, or Beneficiary, the Plan Committee shall give the Member, Deferred Member, or Beneficiary written notice within 90 days following the date on which the claim is filed, which notice shall set forth--

                           (1) the specific reason or reasons for the denial;

                           (2) specific reference to pertinent Plan provisions on which the denial is based;

                           (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                           (4) an explanation of the Plan's claim review procedure.

                  If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim is filed. Such an extension may not exceed a period of 90 days beyond the end of said initial period of 90 days.

                  If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

                  (b) Claim Review Procedure. A Member, Deferred Member, Beneficiary, or the authorized representative of either shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Plan Committee at the following address:

                           Rayonier Inc.
                           1177 Summer Street
                           Stamford, CT 06905
                           ATTN: Corporate Secretary

                  Within 30 days following receipt of such requests for review, the Plan Committee shall meet to review its prior decision denying the claim. The Plan Committee shall inform the Member, Deferred Member, or Beneficiary of the time and place of its review in order that the Member, Deferred Member, Beneficiary, or the authorized representative or either may have an opportunity to appear to review pertinent documents, to submit issues and comments in writing, and to present evidence supporting the claim.

                  Not later than 60 days after receipt of the request for review, the Plan Committee shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions on which it is based. If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Plan Committee shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.

                  (c) Exhaustion of Remedy. No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan, until the claimant has first exhausted the procedures set forth in this section.

         12.7. Indemnity for Liability. To the maximum extent allowed by law and to the extent not otherwise indemnified, the Company shall indemnify the members (and former members) of the Plan Committee, and any other current or former officer, director, or employee of the Company, against any and all claims, losses, damages, and expenses, including counsel fees, incurred by such persons and any liability, including any amounts paid in settlement with the Company's approval, arising from such person's action or failure to act.


                                ARTICLE THIRTEEN
                               Hardship Committee

         13.1. Appointment of Hardship Committee. From time to time, the Chairman of the Plan Committee shall appoint a Hardship Committee of not less than three persons who may be, but need not be, members of the Plan Committee and shall designate a Chairman of the Hardship Committee from among the members and a Secretary who may be, but need not be, one of the members of the Hardship Committee. Any person so appointed may resign at any time by delivering a written resignation to the Chairman of the Plan Committee. Notwithstanding any vacancies, the Hardship Committee may act so long as there are two members of the Hardship Committee.

         13.2.    Powers of Hardship Committee.

                  (a) The Hardship Committee is designated a named fiduciary within the meaning of section 402(a) of the Employee Retirement Income Security Act of 1974, and shall have authority to determine whether a bona fide financial hardship exists as a condition for a Member's withdrawal from the Member's Supplemental Before-Tax Investment Account and the Member's Basic Before-Tax Investment Account under section 8.4 herein. The Hardship Committee shall take into account all pertinent facts and circumstances and shall base its determination on the meaning of hardship as construed by the applicable tax law, including cases and Internal Revenue Service guidelines thereunder. A determination by the Hardship Committee as to the existence or absence of a hardship shall be final, conclusive and binding.

                  (b) The Hardship Committee shall establish such policies, rules and regulations as they may deem necessary to carry out the provisions of the Plan and transactions of their business.

                  (c) The Hardship Committee may retain counsel, employ agents and provide for such clerical, accounting and other services as they may require in carrying out the provisions of the Plan.

                  (d) The Hardship Committee may appoint from its number such committees with such powers as it shall determine and may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf.

         13.3. Hardship Committee Action. Action by the Hardship Committee shall be taken by majority vote at a meeting upon such notice, or upon waiver of notice, at such time and place as it may determine from time to time; or action may be taken by written consent of a majority of the members without a meeting with the same effect for all purposes as if assented to at a meeting.

         13.4. Compensation. No member of the Hardship Committee shall receive any compensation for services as such.

                                ARTICLE FOURTEEN
                            Amendment and Termination

         14.1. Amendment. The Board of Directors reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, Deferred Members, and Beneficiaries and for the purpose of defraying reasonable administrative expenses as described herein, or shall increase the duties of the Trustee without its consent thereto in writing. Except as may be required to conform with governmental regulations, no such amendment shall adversely affect the rights of any Member or Deferred Member with respect to contributions made on the Member's or Deferred Member's behalf prior to the date of such amendment.

         14.2.    Termination of Plan.

                  (a) The Plan is entirely voluntary on the part of the Company. The Board of Directors reserves the right at any time to terminate the Plan, the trust agreement and the trust hereunder or to suspend, reduce or partially or completely discontinue contributions thereto. In the event of such termination or partial termination of the Plan or complete discontinuance of contributions, the interests of Members and Deferred Members shall automatically become nonforfeitable.

                  (b) In the event of such termination or partial termination or complete discontinuance, any forfeitures not previously applied in accordance with section 5.3 shall be credited ratably to the Accounts of all Members and Deferred Members in proportion to the amounts of Matching Company Allocations made pursuant to section 5.1 credited to that portion of their respective Retirement Accounts that is attributable to Matching Company Allocations during the current calendar year, or, if no Matching Company Allocations have been made during the current calendar year, then in proportion to such Matching Company Allocations during the last previous calendar year during which such Matching Company Allocations were made.

         14.3. Merger or Consolidation of Plan. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, Deferred Member, or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such person would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

                                 ARTICLE FIFTEEN
                                  Tender Offer

         15.1. Applicability. The provisions of this Article Fifteen shall apply in the event any person, either alone or in conjunction with others, makes a tender or exchange offer, or otherwise offers to purchase or solicits an offer to sell to such person one percent or more of the outstanding Rayonier Shares.

         Such event shall herein be referred to as a "tender offer". As to any tender offer, each Member and Deferred Member (or Beneficiary in the event of the death of the Member or Deferred Member) shall have the right to determine confidentially whether shares held subject to the Plan will be tendered.

         15.2. Instructions to Trustee. In the event a tender offer for Rayonier Shares is commenced, the Plan Committee, promptly after receiving notice of the commencement of such tender offer, shall transfer certain of its recordkeeping functions to an independent recordkeeper. The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by the Members and Deferred Members (or Beneficiary in the event of the death of the Member or Deferred Member) in connection with the tender offer. A Trustee may not take any action in response to a tender offer except as otherwise provided in this Article Fifteen. Each Member, Deferred Member, and Beneficiary is, for all purposes of this Article Fifteen, hereby designated a named fiduciary within the meaning of section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Rayonier Shares allocated to the Member's, Deferred Member's, or Beneficiary's Accounts. Each Member and Deferred Member (or Beneficiary in the event of the death of the Member or Deferred Member) may direct the Trustee to sell, offer to sell, exchange or otherwise dispose of the Rayonier Shares allocated to any such individual's Accounts in accordance with the provisions, conditions and terms of such tender offer and the provisions of this Article Fifteen; provided, however, that such directions shall be confidential and shall not be divulged by the Trustee or independent recordkeeper to the Company or to any director, officer, employee or agent of the Company, it being the intent of this provision of section 15.2 to ensure that the Company (and its directors, officers, employees and agents) cannot determine the direction given by any Member, Deferred Member or Beneficiary. Such instructions shall be in such form and shall be filed in such manner and at such time as the Trustee may prescribe. The confidentiality provision of this section shall likewise apply to the directions given to, and actions taken by, the Trustee pursuant to section 15.5.

         15.3. Trustee Action on Member Instructions. The Trustee shall sell, offer to sell, exchange or otherwise dispose of the Rayonier Shares allocated to the Member's, Deferred Member's or Beneficiary's Accounts with respect to which it has received directions to do so under this Article Fifteen. The proceeds of a disposition directed by a Member, Deferred Member or Beneficiary from the Accounts under this Article Fifteen shall be allocated to such individual's Accounts and be governed by the provisions of section 15.5 or other applicable provisions of the Plan and the trust agreements established under the Plan.

         15.4. Action With Respect to Members Not Instructing the Trustee or Not Issuing Valid Instructions. To the extent to which Members, Deferred Members and Beneficiaries do not issue valid directions to the Trustee to sell, offer to sell, exchange or otherwise dispose of the Rayonier Shares allocated to their Accounts, such individuals shall be deemed to have directed the Trustee that such Accounts remain invested in Rayonier Shares subject to all provisions of the Plan, including section 15.5.

         15.5. Investment of Plan Assets after Tender Offer. To the extent possible, the proceeds of a disposition of Rayonier Shares in an individual's Accounts shall be reinvested in Rayonier Shares by the Trustee as expeditiously as possible in the exercise of the Trustee's fiduciary responsibility and shall otherwise be held by the Trustee subject to the provisions of the Trust Agreement and the Plan. In the event that Rayonier Shares are no longer available to be acquired following a tender offer, the Company may direct the substitution of new employer securities for the Rayonier Shares or for the proceeds of any disposition of Rayonier Shares. Pending the substitution of new employer securities or the termination of the Plan and trust, the Trust Fund shall be invested in such securities as the Trustee shall determine; provided, however, that, pending such investment, the Trustee shall invest the cash proceeds in short-term securities issued by the United States of America or any agency or instrumentality thereof or any other investments of a short-term nature, including corporate obligations or participations therein and interim collective or common investment funds.


                                 ARTICLE SIXTEEN
                      General and Administrative Provisions

         16.1. Payment of Expenses. An annual charge to the Plan trust of up to .25% of the market value of the assets held by such trust, is charged and applied to satisfy expenses incurred in conjunction with Plan administration, including, but not limited to, investment management, trustee, record-keeping, and audit fees; the Company will pay the balance of all such expenses.

         The annual charge will be deducted equally from each of the Plan's investment funds (the Rayonier Common Share Fund, Index Fund, Fixed Income Fund and Balanced Fund).

         16.2. Source of Payment. Benefits under the Plan shall be payable only out of the Trust Fund, and the Company shall not have any legal obligation, responsibility or liability to make any direct payment of benefits under the Plan. Neither the Company nor the Trustee guarantees the Trust Fund against any loss or depreciation or guarantees the payment of any benefit hereunder. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Company, except as specifically provided for herein.

         16.3. Inalienability of Benefits. Except as specifically provided in the Plan or as applicable law may otherwise require or as may be required under the terms of a qualified domestic relations order, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempts so to do shall be void, nor shall any such benefit be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of the person entitled to such benefit; and in the event that the Plan Committee shall find that any Member, Deferred Member or Beneficiary who is or may become entitled to benefits hereunder has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of the benefits under the Plan, except as specifically provided in the Plan or as applicable law may otherwise require, then such benefit shall cease and terminate, and in that event the Plan Committee shall hold or apply the same to or for the benefit of such Member, Deferred Member or Beneficiary who is or may become entitled to benefits hereunder, such person's spouse, children, parents or other blood relatives, or any of them.

         16.4. No Right to Employment. Nothing herein contained nor any action taken under the provisions hereof shall be construed as giving any Employee the right to be retained in the employ of the Company.

         16.5. Uniform Action. Action by the Plan Committee and the Hardship Committees shall be uniform in nature as applied to all persons similarly situated, and no such action shall be taken which will discriminate in favor of Members who are Highly Compensated Employees.

         16.6. Headings. The headings of the sections in this Plan are placed herein for convenience of reference and in the case of any conflict, the text of the Plan, rather than such headings, shall control.

         16.7. Use of Pronouns. Any masculine pronoun used herein shall be equally applicable to both men and women, and words used in the singular are intended to include the plural, whenever appropriate.

         16.8. Construction. The Plan shall be construed, regulated and administered in accordance with the laws of the State of Connecticut, subject to the provisions of applicable Federal laws.

                                ARTICLE SEVENTEEN
                              Top-Heavy Provisions

         17.1. Determination of Top-Heavy Status. For purposes of this Article Seventeen, the Plan shall be "top-heavy" with respect to any Plan Year, if, as of the last day of the preceding Plan Year, the value of the aggregate of the Accounts under the Plan for "key employees" exceeds 60 percent of the value of the aggregate of the Accounts under the Plan for all Employees. The value of such Accounts shall be determined as of the Valuation Date coincident with or immediately preceding the last day of such preceding Plan Year, in accordance with sections 416(g)(3) and (4) of the Code and Article Seven of this Plan. The determination as to whether an Employee will be considered a "key employee" shall be made in accordance with the provisions of sections 416(i)(1) and (5) of the Code and any regulations thereunder, and, where applicable, on the basis of the Employee's remuneration from the Company, or a subsidiary or affiliate of the Company, as reported on Form W-2 for the applicable Plan Year. For purposes of determining whether the Plan is top-heavy, the account balances under the Plan will be combined with the account balances or the present value of accrued benefits under any other qualified plan of the Company or its subsidiaries or affiliates in which there are members who are "key employees" or which enables the Plan to meet the requirements of section 401(a)(4) or 410 of the Code; and, in the Company's discretion, may be combined with the account balances or the present value of accrued benefits under any other qualified plan of the Company or its subsidiaries or affiliates in which all members are non-key employees, if the contributions or benefits under the other plan are at least comparable to the benefits provided under this Plan.

         17.2. Minimum Requirements. For any Plan Year with respect to which the Plan is top-heavy, an additional Company contribution shall be allocated on behalf of each Member (or each Employee eligible to become a Member) who is not a "key employee," and who has not separated from service as of the last day of the Plan Year, to the extent that the amounts allocated to the Accounts as a result of contributions made on the Member's behalf under sections 5.1 and 5.2 for the Plan Year would otherwise be less than 3% of the Member's remuneration (as reported on Form W-2 for that Plan Year). However, if the greatest percentage of remuneration (as reported on Form W-2 for that Plan Year and limited to a dollar amount that is indexed annually in accordance with section 401(a)(1) of the Code) contributed on behalf of a "key employee" under section
4.1 or allocated to the Accounts as a result of contributions made pursuant to section 5.1 for the Plan Year would be less than 3%, such lesser percentage shall be substituted for "3%" in the preceding sentence. Notwithstanding the foregoing provisions of this section 17.2, no minimum contribution shall be made with respect to a Member (or an Employee eligible to become a Member) if the required minimum benefit under section 416(c)(1) of the Code is provided by the Retirement Plan for Salaried Employees of Rayonier Inc.


                               * * * * * * * * * *


         IN WITNESS WHEREOF, RAYONIER INC. has caused this instrument to be executed effective as of July 18, 1997.

                                  RAYONIER INC.


                                  By: John P. O'Grady
                                      -----------------------------------
                                      Senior Vice President, Administration

Date: July 18, 1997